CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.,

Depositor,

FIFTH THIRD MORTGAGE COMPANY,

Seller and Servicer,

and

JPMORGAN CHASE BANK,

Trustee

POOLING AND SERVICING AGREEMENT

Dated as of December 1, 2002

relating to

FIFTH THIRD MORTGAGE LOAN TRUST 2002-FTB1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-FTB1

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

10

ARTICLE II CONVEYANCE OF MORTGAGE LOANS;

REPRESENTATIONS AND WARRANTIES

39

SECTION 2.01

Conveyance of Trust Fund.

39

SECTION 2.02

Acceptance by the Trustee.

42

SECTION 2.03

Representations and Warranties of the Seller and Servicer.

43

SECTION 2.04

Representations and Warranties of the Depositor as to the

Mortgage Loans.

46

SECTION 2.05

Delivery of Opinion of Counsel in Connection with

Substitutions.

46

SECTION 2.06

Issuance of Certificates.

47

SECTION 2.07

REMIC Provisions.

47

SECTION 2.08

Covenants of the Servicer.

51

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

53

SECTION 3.01

Servicer to Service Mortgage Loans.

53

SECTION 3.02

Subservicing; Enforcement of the Obligations of

Subservicers.

54

SECTION 3.03

Notification of Adjustments.

55

SECTION 3.04

Trustee to Act as Servicer.

55

SECTION 3.05

Collection of Mortgage Loans; Collection Accounts;

Certificate Account.

56

SECTION 3.06

Establishment of and Deposits to Escrow Accounts;

Permitted Withdrawals from Escrow Accounts; Payments

of Taxes, Insurance and Other Charges.

59

SECTION 3.07

Access to Certain Documentation and Information Regarding

the Mortgage Loans; Inspections.

60

SECTION 3.08

Permitted Withdrawals from the Collection Accounts and

Certificate Account.

61

SECTION 3.09

Maintenance of Hazard Insurance; Mortgage Impairment

Insurance and Mortgage Guaranty Insurance Policy; Claims;

Restoration of Mortgaged Property.

62

SECTION 3.10

Enforcement of Due-on-Sale Clauses; Assumption Agreements.

66

SECTION 3.11

Realization Upon Defaulted Mortgage Loans; Repurchase of

Certain Mortgage Loans.

67

SECTION 3.12

Trustee to Cooperate; Release of Mortgage Files.

70

SECTION 3.13

Documents, Records and Funds in Possession of the Servicer

to be Held for the Trustee.

71

SECTION 3.14

Servicing Fee and Excess Servicing Fee.

72

SECTION 3.15

Access to Certain Documentation.

72

SECTION 3.16

Annual Statement as to Compliance.

72

SECTION 3.17

Annual Independent Public Accountants’ Servicing Statement;

Financial Statements.

73

SECTION 3.18

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

73

ARTICLE IV PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

75

SECTION 4.01

Priorities of Distribution.

75

SECTION 4.02

Allocation of Losses.

79

SECTION 4.03

[Reserved].

79

SECTION 4.04

Monthly Statements to Certificateholders.

79

SECTION 4.05

Servicer to Cooperate.

80

SECTION 4.06

Cross-Collateralization; Adjustments to Available Funds

80

ARTICLE V ADVANCES BY THE SERVICER

82

SECTION 5.01

Advances by the Servicer.

82

ARTICLE VI THE CERTIFICATES

83

SECTION 6.01

The Certificates.

83

SECTION 6.02

Registration of Transfer and Exchange of Certificates.

84

SECTION 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

89

SECTION 6.04

Persons Deemed Owners.

89

SECTION 6.05

Access to List of Certificateholders’ Names and Addresses.

89

SECTION 6.06

Maintenance of Office or Agency.

90

SECTION 6.07

Book-Entry Certificates.

90

SECTION 6.08

Notices to Clearing Agency.

91

SECTION 6.09

Definitive Certificates.

91

ARTICLE VII THE DEPOSITOR, THE SELLER AND THE SERVICER

92

SECTION 7.01

Liabilities of the Seller, the Depositor and the Servicer.

92

SECTION 7.02

Merger or Consolidation of the Seller, the Depositor

and the Servicer.

92

SECTION 7.03

Limitation on Liability of the Seller, the Depositor,

the Servicer and Others.

93

SECTION 7.04

Servicer Not to Resign; Transfer of Servicing.

93

SECTION 7.05

Seller and Servicer May Own Certificates.

94

ARTICLE VIII DEFAULT

95

SECTION 8.01

Events of Default.

95

SECTION 8.02

Trustee to Act; Appointment of Successor.

96

SECTION 8.03

Notification to Certificateholders.

98

SECTION 8.04

Waiver of Events of Default.

98

ARTICLE IX [RESERVED]

99

ARTICLE X CONCERNING THE TRUSTEE

100

SECTION 10.01

Duties of Trustee.

100

SECTION 10.02

Certain Matters Affecting the Trustee.

102

SECTION 10.03

Trustee Not Liable for Certificates or Mortgage Loans.

103

SECTION 10.04

Trustee May Own Certificates.

103

SECTION 10.05

Trustee’s Fees and Expenses.

104

SECTION 10.06

Eligibility Requirements for Trustee.

104

SECTION 10.07

Resignation and Removal of Trustee.

105

SECTION 10.08

Successor Trustee.

106

SECTION 10.09

Merger or Consolidation of Trustee.

106

SECTION 10.10

Appointment of Co-Trustee or Separate Trustee.

106

SECTION 10.11

Office of the Trustee.

108

SECTION 10.12

Tax Return.

108

SECTION 10.13

Filings.

108

ARTICLE XI TERMINATION

109

SECTION 11.01

Termination upon Liquidation or Purchase of all

Mortgage Loans.

109

SECTION 11.02

Procedure Upon Optional Termination.

109

SECTION 11.03

Additional Termination Requirements.

110

ARTICLE XII MISCELLANEOUS PROVISIONS

112

SECTION 12.01

Amendment.

112

SECTION 12.02

Recordation of Agreement; Counterparts.

113

SECTION 12.03

Governing Law.

114

SECTION 12.04

Intention of Parties.

115

SECTION 12.05

Notices.

115

SECTION 12.06

Severability of Provisions.

115

SECTION 12.07

Limitation on Rights of Certificateholders.

116

SECTION 12.08

Certificates Nonassessable and Fully Paid.

116

SECTION 12.09

Protection of Assets.

117

EXHIBITS

Exhibit A:

Form of Class A Certificate

A-1

Exhibit B:

[Reserved]

B-1

Exhibit C:

Form of Group C-B Certificate

C-1

Exhibit D:

Form of Class AR Certificate

D-1

Exhibit E:

Form of Class [I] [III] [IV] [V]-X Certificate

E-1

Exhibit F:

[Reserved]

F-1

Exhibit G:

Servicer Information

G-1

Exhibit H:

[Reserved]

H-1

Exhibit I:

Form of Initial Certification of Trustee

I-1

Exhibit J:

Form of Final Certification of Trustee

J-1

Exhibit K:

Form of Request for Release

K-1

Exhibit L:

Form of Transferor Certificate

L-1

Exhibit M-1:

Form of Investment Letter

M 1-1

Exhibit M-2:

Form of Rule 144A Letter

M 2-1

Exhibit N:

Form of Investor Transfer Affidavit and Agreement

N-1

Exhibit O:

Form of Transfer Certificate

O-1

Exhibit P-1:

Form of Escrow Account Certification

P-1-1

Exhibit P-2:

Form of Escrow Account Certification

P-2-1

Exhibit Q-1:

Form of Collection Account Certification

Q-1-1

Exhibit Q-2:

Form of Collection Account Certification

Q-2-1

Exhibit R:

Form of Certification to be Provided to the Servicer

by the Trustee

R-1

Exhibit S:

Form of Monthly Statement to Certificateholders

S-1

Exhibit T:

Certification to SEC Pursuant to Section 10.13(b)

T-1

SCHEDULES

Schedule I:

Mortgage Loan Schedule

I-1

Schedule IIA:

Representations and Warranties of Fifth Third

IIA-1

Schedule IIIA:

Representations and Warranties of Fifth Third as to the

Mortgage Loans

IIIA-1

THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 2002, is hereby executed by and among CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP., a Delaware corporation, as depositor (the “Depositor”), FIFTH THIRD MORTGAGE COMPANY (“Fifth Third”), an Ohio corporation, in its capacity as servicer (in such capacity, the “Servicer”) and in its capacity as seller (the “Seller”) and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (the “Trustee”).  Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

PRELIMINARY STATEMENT

The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of three REMICs (“Subsidiary REMIC 1”, “Subsidiary REMIC 2” and the “Master REMIC”).  Subsidiary REMIC 1 will consist of all of the assets constituting the Trust Fund corresponding to Loan Group I, Loan Group II, Loan Group III, Loan Group IV and Loan Group V and will be evidenced by the following uncertificated 15 interests that shall be designated as REMIC regular interests: the LT1-I Interest, the LT2-I Interest, the LT3-I Interest, the LT1-II Interest, the LT2-II Interest, the LT3-II Interest, the LT1-III Interest, the LT2-III Interest, the LT3-III Interest, the LT1-IV Interest, the LT2-IV Interest, the LT3-IV Interest, the LT1-V Interest, the LT2-V Interest, and the LT3-V Interest (the “Subsidiary REMIC 1 Regular Interests”).  In addition, Subsidiary REMIC 1 shall issue the R-1 interest and shall designate such interest as its sole class of residual interest.

Subsidiary REMIC 2 shall hold as its assets the uncertificated REMIC regular interests issued by Subsidiary REMIC 1 and shall issue the following uncertificated REMIC regular interests: the LT-I-A-1 Interest, the LT-IV-AR Interest, the LT-II-A-1 Interest,  the LT-III-A-1 Interest, the LT-IV-A-1 Interest, the LT-V-A-1 Interest, the LT-C-B-1 Interest, the LT C B-2 Interest, the LT-C-B-3 Interest, the LT-C-B-4 Interest, the LT-C-B-5 Interest and the LT-C-B-6 Interest (the “Subsidiary REMIC 2 Regular Interests”) which will be uncertificated and will represent the “regular interests” in Subsidiary REMIC 2 and the R-2 Interest as the single “residual interest” in Subsidiary REMIC 2.

The Master REMIC will consist of the Subsidiary REMIC 2 Regular Interests and will be evidenced by the Class I-A-1 Interest, Class II-A-1 Interest, Class III-A-1 Interest, Class IV-A-1 Interest, Class V-A-1 Interest, Class I-X Interest, Class III-X Interest, Class IV-X Interest, Class V-X Interest, Class C-B-1 Interest, Class C-B-2 Interest, Class C-B-3 Interest, Class C-B-4 Interest, Class C-B-5 Interest and Class C-B-6 Interest (which will represent the “regular interests” in the Master REMIC) and the R-3 Interest as the single “residual interest” in the Master REMIC.  The Class AR Certificates will represent beneficial ownership of the R-1 Interest, R-2 Interest and the R-3 Interest.  The “latest possible maturity date” for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date (as defined in Section 11.01 herein).

Subsidiary REMIC 1:

The Subsidiary REMIC 1 Regular Interests, other than the Class R-1 Interests, each of which is hereby designated a REMIC regular interest for federal income tax purposes, shall have the following principal balances, pass-through rates and Corresponding Classes of Certificates in the manner set forth in the following table:

REMIC Interests	Initial Balance	Pass- Through Rate	Corresponding Loan Group
LT1-I	(1)	(2)	I
LT2-I	(1)	(2)	I
LT3-I	(1)	(2)	I
LT1-II	(1)	(2)	II
LT2-II	(1)	(2)	II
LT3-II	(1)	(2)	II
LT1-III	(1)	(2)	III
LT2-III	(1)	(2)	III
LT3-III	(1)	(2)	III
LT1-IV	(1)	(2)	IV
LT2-IV	(1)	(2)	IV
LT3-IV	(1)	(2)	IV
LT1-V	(1)	(2)	V
LT2-V	(1)	(2)	V
LT3-V	(1)	(2)	V
R-1	N/A	N/A	N/A

_______________

(1)

Each LT1 Interest shall have a principal balance initially equal to 0.9% of the Subordinate Component Balance of its Corresponding Loan Group.  Each LT2 Interest shall have a principal balance initially equal to 0.1% of the Subordinate Component Balance of its Corresponding Loan Group.   The initial Subordinate Component Balance for each Loan Group shall equal the excess of the Loan Group as of the Cut-off Date over the initial balance of corresponding Class A Certificates.  The initial principal balance of each LT3 Interest shall equal the excess of its corresponding Loan Group over the initial principal balances of the LT1 and LT2 Interests corresponding to such Loan Group.

(2)

A Rate equal to the Net Funds Cap of the Corresponding Loan Group

Unless a Cross-over Situation exists, Principal Reductions arising with respect to each Loan Group shall be allocated first to cause the LT1 and LT 2 Interests corresponding to such Loan Group to equal 0.9% and 0.1% of the Subordinate Component Balance as of such Distribution Date (determined as the excess of the Loan Group as of the end of the Accrual Period over such Loan Group’s related Class A Certificates after taking into account principal distributions to the Class A Certificates on such Distribution Date) of such Loan Group and all excess Principal Reductions shall be allocated to the LT3 Interest corresponding to such Loan Group.  A Principal Reduction is Principal Payment (including Advances of Principal Payments by the Servicer, if any) from the Mortgage Loans in the related Loan Group and a Realized Loss from the Mortgage Loans in the related Loan Group.  Principal Reductions shall consist proportionately of Principal Payments and Realized Losses and an Interest allocated a Principal Payment shall receive such Principal Payment on such Distribution Date and shall have its principal balance reduced by an allocation of Realized Losses.  A Cross-Over Situation exists if on any Distribution Date (after taking into account principal distributions on such Distribution Date) the LT1 and LT2 Interests corresponding to any Loan Group are in the aggregate less than 1% of the Subordinate Component Balance of the Loan Group to which they correspond.  In the event that a Cross-Over Situation exists on any Distribution Date, and the weighted average rate of the outstanding LT1 and LT2 interests is less than the Pass-Through Rate for the Class C-B Certificates, a Principal Relocation Payment shall be made proportionately to the outstanding LT1 Interests prior to any other Principal Distributions from each such Loan Group. In the event that a Cross-Over Situation exists on any Distribution Date, and the weighted average rate of the outstanding LT1 and LT2 interests is greater than the Pass-Through Rate for the Class C-B Certificates, a Principal Relocation Payment shall be made proportionately to the outstanding LT2 Interests prior to any other Principal Distributions from each such Loan Group.  A Principal Relocation Payment shall be made so as to cause the Calculation Rate on the outstanding LT1 and LT2 Interests to equal the Pass-Through Rate for the Class C-B Certificates.  The Calculation Rate shall equal the product of (i) 10 and (ii) the weighted average rate of the outstanding Class LT1 and Class LT2 Interests, treating each Class LT1 Interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.  Principal Relocation Payments shall be made from Principal Payments received on the Mortgage Loans from a Loan Group and shall also consist of a proportionate allocation of Realized Losses from the Mortgage Loans of a Loan Group.  For purposes of making Principal Relocation Payments, to the extent that the Principal Payments received during the Accrual Period from the related Loan Group (including advances of Principal Payments, if any, by the Servicer) and Realized Losses are insufficient to make the necessary reduction of principal, then interest shall accrue on the Loan Group’s related LT Interest (and be added to their principal balances) that are not receiving a Principal Relocation Payment to allow the necessary Principal Relocation Payment to be made.

If a Cross-Over Situation exists, the outstanding aggregate LT1 and LT2 Interests shall not be reduced below 1 percent of the aggregate outstanding Principal Balances of the Loan Groups as of the end of any Accrual Period in excess of the Class A Certificates as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).  To the extent this limitation prevents the distribution of principal to the LT1 and LT2 Interests of a Loan Group and the related LT3 Interest has already been reduced to zero, such excess principal from the other Loan Groups shall be paid proportionately to the LT3 Interests of the Loan Groups whose aggregate LT1 and LT2 Interests are less than one percent of the Subordinate Component Balance.  Any such shortfall as result of the Loan Group receiving the extra payment having a Net WAC Rate lower than the Loan Group from which the payment was relocated shall be treated as a Realized Loss and if excess arises as result of the Loan Group receiving the extra payment having a Net WAC Rate higher than the Loan Group from which the payment was relocated it shall reimburse Subsidiary REMIC 2 for prior Realized Losses.  If on any Distribution Date, the LT1 Interest or LT2 Interest remains outstanding after the principal balance on their corresponding Mortgage Loans is at zero as of the beginning of the Accrual Period corresponding to such Distribution Date, their Pass-Through Rate shall be the Net WAC Rate of the Loan Group with the lowest Net WAC Rate that remains outstanding and the excess of the Pass-Through Rate for the C-B Classes and such Net WAC Rate shall be treated as paid from Subsidiary REMIC 1 to Subsidiary REMIC 2 as reimbursement for prior Realized Losses.

Subsidiary REMIC 2:

The Subsidiary REMIC 2 Regular Interests, other than the Class R-2 Interest, each of which is hereby designated a REMIC regular interest for federal income tax purposes, shall have the following principal balances, and pass-through rates of Certificates in the manner set forth in the following table:

Subsidiary REMIC 2 Interests	Initial Balance	Pass- Through Rate	Related Loan Group
LT-I-A-1	$104,498,000	Net WAC Rate	I
LT-IV-AR	$100	Net WAC Rate	II
LT-II-A-1	$80,805,000	Net WAC Rate	II
LT-III-A-1	$129,852,000	Net WAC Rate	III
LT-IV-A-1	$44,171,000	Net WAC Rate	IV
LT-V-A-1	$112,840,000	Net WAC Rate	V
LT-C-B-1	$11,153,500	(1)	I, II, III, IV and V
LT-C-B-2	$3,965,700	(1)	I, II, III, IV and V
LT-C-B-3	$3,470,000	(1)	I, II, III, IV and V
LT-C-B-4	$1,735,000	(1)	I, II, III, IV and V
LT-C-B-5	$1,735,000	(1)	I, II, III, IV and V
LT-C-B-6	$1,487,665	(1)	I, II, III, IV and V
R-2	N/A	N/A	N/A

_______________

(1)

The Calculation Rate, which rate equals the product of (i) 10 and (ii) the weighted average rate of the outstanding Class LT1 and Class LT2 Interests, treating each Class LT1 Interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.  The Calculation Rate is designed to always equal the Pass Through Rate of the Class C-B Certificates.

Each Subsidiary REMIC 2 Regular Interest shall receive principal distributions and allocations of Realized Losses equal to those for its corresponding class in the Master REMIC.

Master REMIC:

The following table sets forth characteristics of the Certificates, each of which, except for the Class R-3 Interests, is hereby designated as a “regular interest” in the Master REMIC, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

	Class Principal Balance	Pass-Through Rate (per annum)	Minimum Denomination	Integral Multiples in Excess of Minimum
Class I-A-1	$104,498,000	Variable(1)	$25,000	$1
Class II-A-1	$80,805,000	Variable(2)	$25,000	$1
Class III-A-1	$129,852,000	Variable(3)	$25,000	$1
Class IV-A-1	$44,171,000	Variable(4)	$25,000	$1
Class V-A-1	$112,840,000	Variable(5)	$25,000	$1
Class AR (6)	$100.00	Variable(2)	(7)	(7)
Class I-X	(8)	0.703%	$100,000	$1
Class III-X	(8)	Variable(9)	$100,000	$1
Class IV-X	(8)	Variable(11)	$100,000	$1
Class V-X	(8)	Variable(11)	$100,000	$1
Class C-B-1	$11,153,500	Variable(12)	$25,000	$1
Class C-B-2	$3,965,700	Variable(12)	$25,000	$1
Class C-B-3	$3,470,000	Variable(12)	$25,000	$1
Class C-B-4	$1,735,000	Variable(12)	$25,000	$1
Class C-B-5	$1,735,000	Variable(12)	$25,000	$1
Class C-B-6	$1,487,665	Variable(12)	$25,000	$1

_______________

(1)

The Pass-Through Rate for the January 2003 Distribution Date for the Class I-A-1 Certificates is 4.5334% per annum.  After such Distribution Date, the Pass-Through Rate for the Class I-A-1 Certificates shall be a per annum rate equal to the Net WAC Rate of the Mortgage Loans in Loan Group I for such Distribution Date, minus the Pass-Through Rate on the Class I-X Certificates.

(2)

The Pass-Through Rate for the January 2003 Distribution Date for the Class II-A-1 and Class AR Certificates is 6.2733% per annum.  After such Distribution Date, the Pass-Through Rate for the Class II-A-1 and Class AR Certificates shall be a per annum rate equal to the Net WAC Rate of the Mortgage Loans in Loan Group II for such Distribution Date.

(3)

The Pass-Through Rate for the January 2003 Distribution Date for the Class III-A-1 Certificates is 3.9114% per annum.  After such Distribution Date, the Pass-Through Rate for the Class III-A-1 Certificates shall be a per annum rate equal to the Net WAC Rate of the Mortgage Loans in Loan Group III for such Distribution Date, minus the Pass-Through Rate on the Class III-X Certificates.

(4)

The Pass-Through Rate for the January 2003 Distribution Date for the Class IV-A-1 Certificates is 5.5119% per annum.  After such Distribution Date, the Pass-Through Rate for the Class IV-A-1 Certificates shall be a per annum rate equal to the Net WAC Rate of the Mortgage Loans in Loan Group IV for such Distribution Date, minus the Pass-Through Rate on the Class IV-X Certificates.

(5)

The Pass-Through Rate for the January 2003 Distribution Date for the Class V-A-1 Certificates is 4.9125% per annum.  After such Distribution Date, the Pass-Through Rate for the Class V-A-1 Certificates shall be a per annum rate equal to the Net WAC Rate of the Mortgage Loans in Loan Group V for such Distribution Date, minus the Pass-Through Rate on the Class V-X Certificates.

(6)

The Class AR Certificates are not themselves issued by the Master REMIC, Instead, the Class AR Certificates will represent ownership of three REMIC residual interests – the R-1 Interests (which is the residual interest in the Subsidiary REMIC 1), the R-2 Interests (which is the residual interest in the Subsidiary REMIC 2) and the R-3 Interests (which is the residual interest in the Master REMIC).

(7)

The Class AR Certificates are issued in minimum Percentage Interests of 20%.

(8)

The Class I-X, Class III-X, Class IV-X and Class V-X Certificates accrue interest on their related Class Notional Amounts.

(9)

The Pass-Through Rate for the Class III-X Certificates shall be a per annum rate equal to, for any Distribution Date prior to and including the February 2005 Distribution Date, 1.7700% and, for any Distribution Date after the February 2005 Distribution Date, the Pass-Through Rate for the Class III-X Certificates will be zero percent and the Class III-X Certificates will no longer accrue interest.

(10)

The Pass-Through Rate for the Class IV-X Certificates shall be a per annum rate equal to, for any Distribution Date prior to and including the October 2004 Distribution Date, 0.8350%, and for any Distribution Date after the October 2004 Distribution Date but prior to and including the March 2006 Distribution Date, 0.6820%.  After the March 2006 Distribution Date, the per annum pass through rate for the Class IV-X Certificates will be zero percent and the Class IV-X Certificates will no longer accrue interest.

(11)

The Pass-Through Rate for the Class V-X Certificates shall be a per annum rate equal to, for any Distribution Date prior to and including the June 2007 Distribution Date, 0.5696%.  After the June 2007 Distribution Date, the Pass-Through Rate for the Class V-X Certificates will be zero percent and the Class V-X Certificates no longer accrue interest.

(12)

The Pass-Through Rate for the January 2003 Distribution Date for the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates is 5.6988% per annum.  After such Distribution Date, the Pass-Through Rate for each of the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates shall be a per annum rate equal to: the quotient, expressed as a percentage of (a) the sum of (i) the product of (x) the Net WAC Rate of Loan Group I for that Distribution Date and (y) the Subordinate Component Balance for Loan Group I immediately prior to such Distribution Date, (ii) the product of (x) the Net WAC Rate of Loan Group II for that Distribution Date and (y) the Subordinate Component Balance for Loan Group II immediately prior to such Distribution Date, (iii) the product of (x) the Net WAC Rate of Loan Group III for that Distribution Date and (y) the Subordinate Component Balance for Loan Group III immediately prior to such Distribution Date, (iv) the product of (x) the Net WAC Rate of Loan Group IV for that Distribution Date and (y) the Subordinate Component Balance for Loan Group IV immediately prior to such Distribution Date and (v) the product of (x) the Net WAC Rate of Loan Group V for that Distribution Date and (y) the Subordinate Component Balance for Loan Group V immediately prior to such Distribution Date divided by (b) the aggregate of the Subordinate Component Balances for Loan Group I, Loan Group II, Loan Group III, Loan Group IV and Loan Group V immediately prior to such Distribution Date.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention the Trustee shall resolve ambiguities to accomplish such result and shall to the extent necessary rectify any drafting errors or seek clarification to the structure without Certificateholder approval (but with guidance of Counsel) to accomplish such intention.

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates:

All Classes of Certificates other than the Physical Certificates.

Class A Certificates:

The Class I-A-1, Class II-A-1, Class III-A-1, Class IV-A-1, Class V-A-1 and Class AR Certificates.

Class B Certificates:

The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6.

ERISA-Restricted Certificates:

Residual Certificates and Private Certificates; and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.

Group I Certificates:

The Class I-A-1 and Class I-X Certificates.

Group II Certificates:

The Class II-A-1 and Class AR Certificates.

Group III Certificates:

The Class III-A-1 and Class III-X Certificates.

Group IV Certificates:

The Class IV-A-1 and Class IV-X Certificates.

Group V Certificates:

The Class V-A-1 and Class V-X Certificates.

Group C-B Certificates:

The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

Notional Amount Certificates:

The Class I-X, Class III-X, Class IV-X and Class V-X Certificates.

Offered Certificates:

All Classes of Certificates other than the Private Certificates.

Private Certificates:

The Class C B 4, Class C-B-5 and Class C-B-6 Certificates.

Physical Certificates:

The Class AR and the Private Certificates.

Rating Agencies:

Moody’s and S&P.

Regular Certificates:

All Classes of Certificates other than the Class AR Certificates.

Residual Certificates:

The Class AR Certificates.

Senior Certificates:

The Class A, Class I-X, Class III-X, Class IV-X and Class V-X Certificates.

Subordinate Certificates:

The Class B Certificates.

All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders.  The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.  The principal balance of the Mortgage Loans as of the Cut-off Date is $495,712,965.71.

The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under this Agreement.  However, the Depositor and the Seller will hereunder absolutely assign and, as a precautionary matter grant a security interest, in and to its rights, if any, in the related Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

W I T N E S S E T H   T H A T:

In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Servicer and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accrual Period:  For any interest bearing Class of Certificates and any Distribution Date, the calendar month immediately preceding the related Distribution Date.

Advance:  The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 5.01.

Adverse REMIC Event:  As defined in Section 2.07(f).

Adjustment Date:  With respect to each Mortgage Loan, each adjustment date on which the Mortgage Rate thereon changes pursuant to the related Mortgage Note.  The first Adjustment Date following the Cut off Date as to each such Mortgage Loan is set forth in the Mortgage Loan Schedule.

Aggregate Loan Group Balance:  As to any Loan Group and as of any date of determination will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans in that Loan Group as of the last day of the related Collection Period.

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees and Excess Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

Appraised Value:  The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the lower of the appraised value at origination or the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

Assignment and Assumption Agreement:  That certain assignment and assumption agreement dated as of December 1, 2002, by and between DLJ Mortgage Capital, Inc., as assignor, and the Depositor, as assignee, relating to the Mortgage Loans.

Available Distribution Amount:  With respect to any Loan Group and any Distribution Date, the sum of:  (i) all amounts in respect of Scheduled  Payments (net of the related Expense Fees) due on the Due Date in the month in which such Distribution Date occurs and received prior to the related Determination Date on the related Mortgage Loans, together with any Advances in respect thereof; (ii) all Insurance Proceeds (to the extent not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s Accepted Servicing Standards) and all Liquidation Proceeds received during the calendar month preceding the month of that Distribution Date on the related Mortgage Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans; (iii) all Principal Prepayments received during the related Prepayment Period on the related Mortgage Loans; (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or Purchase Price in respect of a Mortgage Loan in the related Loan Group repurchased by the Seller or the Servicer as of such Distribution Date, in the case of clauses (i) through (iv) above reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to Section 3.08 or Section 7.03 in respect of the related Mortgage Loans or otherwise, and (v) any amounts payable as Compensating Interest Payments by the Servicer with respect to the Mortgage Loans on such Distribution Date.

Bankruptcy Code:  The United States Bankruptcy Code, as amended from time to time (11 U.S.C. §§ 101 et seq.).

Bankruptcy Coverage Termination Date:  The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

Bankruptcy Loss:  With respect to any Loan Group, Realized Losses on the Mortgage Loans in that Loan Group incurred as a result of a Deficient Valuation or Debt Service Reduction.

Bankruptcy Loss Coverage Amount:  As of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group C-B Certificates since the Cut off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading, or otherwise adversely affect, of the then current ratings assigned to such Classes of Certificates rated by it.

Beneficial Holder:  A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

Book Entry Certificates: As specified in the Preliminary Statement.

Book Entry Form: Any Certificate held through the facilities of the Depository.

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the office of the Servicer or the Corporate Trust Office of the Trustee are located are authorized or obligated by law or executive order to be closed.

Cash Remittance Date:  With respect to any Distribution Date, the Business Day preceding such Distribution Date.

Certificate:  Any Certificates executed and authenticated by the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits A through F hereto.

Certificate Account:  The separate Eligible Account created and maintained with the Trustee, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.05, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee, on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies.  Funds in the Certificate Account may (i) be held uninvested without liability for interest or compensation thereon or (ii) be invested at the direction of the Trustee in Eligible Investments and reinvestment earnings thereon (net of investment losses) shall be paid to the Trustee.  Funds deposited in the Certificate Account (exclusive of the amounts permitted to be withdrawn pursuant to Section 3.08(b)) shall be held in trust for the Certificateholders.

Certificate Balance:  With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal and allocations of Realized Losses, including Excess Losses, previously made or allocated with respect thereto and, in the case of any Subordinate Certificates, reduced by any such amounts allocated to such Class on prior Distribution Dates pursuant to Section 4.02.

Certificate Group:  Any of Certificate Group I, Certificate Group II, Certificate Group III, Certificate Group IV or Certificate Group V, as applicable.

Certificate Group I:  Any of the Certificates with a Class designation beginning with “I” and relating to Loan Group I.

Certificate Group II: Any of the Certificates with a Class designation beginning with “II” and relating to Loan Group II.

Certificate Group III: Any of the Certificates with a Class designation beginning with “III” and relating to Loan Group III.

Certificate Group IV: Any of the Certificates with a Class designation beginning with “IV” and relating to Loan Group IV.

Certificate Group V: Any of the Certificates with a Class designation beginning with “V” and relating to Loan Group V.

Certificate Register:  The register maintained pursuant to Section 6.02(a) hereof.

Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register.

Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class A Certificates:  As specified in the Preliminary Statement.

Class B Certificates:  As specified in the Preliminary Statement.

Class I-X Notional Amount:  With respect to any Distribution Date and the Class I-X Certificates, an amount equal to the Class Principal Balance of the Class I-A-1 Certificates immediately prior to that Distribution Date.

Class III-X Notional Amount:  With respect to any Distribution Date and the Class III-X Certificates, an amount equal to the Class Principal Balance of the Class III-A-1 Certificates immediately prior to that Distribution Date.

Class IV-X Notional Amount:  With respect to any Distribution Date and the Class IV-X Certificates, an amount equal to the Class Principal Balance of the Class IV-A-1 Certificates immediately prior to that Distribution Date.

Class V-X Notional Amount:  With respect to any Distribution Date and the Class V-X Certificates, an amount equal to the Class Principal Balance of the Class V-A-1 Certificates immediately prior to that Distribution Date.

Class Interest Shortfall:  As to any Distribution Date and Class of Certificates, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

Class Notional Amount:  Any of the Class I-X Notional Amount, the Class III-X Notional Amount, the Class IV-X Notional Amount or the Class V-X Notional Amount, as applicable.

Class Principal Balance:  With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class Unpaid Interest Amounts:  As to any Distribution Date and Class of interest bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC, the nominee of which is CEDE & Co., as the registered Holder of the Book Entry Certificates.  The Clearing Agency shall at all times be a “clearing corporation” as defined in Section 8 102(a)(5) of the Uniform Commercial Code of the State of New York.

Closing Date:  December 23, 2002.

Code:  The Internal Revenue Code of 1986, as amended.

Collection Account:  The account or accounts established and maintained by the Servicer in accordance with Section 3.05.

Collection Period:  With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

Compensating Interest Payment:  For any Distribution Date, the lesser of (i) one twelfth (1/12) of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans, as of the Due Date in the month of such Distribution Date, and (ii) the aggregate Prepayment Interest Shortfall with respect to the Mortgage Loans.

Corporate Trust Office:  The designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention:  Institutional Trust Services/Structured Finance Services, Fifth Third Mortgage Pass-Through Certificates, Series 2002 FTB1, except for purposes of Section 6.06, such term shall mean the office or agency of the Trustee located at 55 Water Street, 234 North Building, New York, New York 10041.

Corresponding Classes of Certificates:  With respect to each subsidiary REMIC Regular Interest, any Class of Certificates appearing opposite such subsidiary REMIC Regular Interest in the Preliminary Statement.

Credit Support Depletion Date:  The first Distribution Date on which the aggregate Class Principal Balances of the Group C-B Certificates has been or will be reduced to zero.

Curtailment:  Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

Custodial Agreement:  An agreement, dated as of the date hereof, among a custodian and the Trustee, pursuant to which the Trustee appoints such custodian to hold any of the documents or instruments referred to in Section 2.01 of this Agreement as agent for the Trustee.

Custodian:  A custodian which is appointed pursuant to a Custodial Agreement.  Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee or as otherwise specified therein.  The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

Cut off Date:  December 1, 2002.

Cut-off Date Pool Principal Balance:  $495,712,965.71.

Cut-off Date Principal Balance:  As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

Data Remittance Date:  With respect to any Distribution Date, the 10th calendar day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately following such 10th day.

Debt Service Reduction:  With respect to each Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Debt Service Reduction Mortgage Loan:  Any Mortgage Loan that became the subject of a Debt Service Reduction.

Deficient Valuation: With respect to each Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

Definitive Certificate:  As defined in Section 6.07.

Deleted Mortgage Loan: As defined in Section 2.03.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor:  Credit Suisse First Boston Mortgage Acceptance Corp., a Delaware corporation, or its successor in interest.

Depository Agreement:  The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trustee for the benefit of the Trustee.

Determination Date:  With respect to each Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately succeeding such Business Day.

Disqualified Organization:  Any organization defined as a “disqualified organization” under Section 860E(e)(5) of the Code, which includes any of the following:  (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 512 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class AR Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class AR Certificate to such Person.  The terms “United States”, “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

Distribution Date:  The 19th day of any month, or if such 19th day is not a Business Day, the Business Day immediately following such 19th day, commencing in January 2003.

DLJMC:  DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

DTC:  The Depository Trust Company.

Due Date: With respect to each Mortgage Loan and any Distribution Date, the date on which Scheduled Payments on such Mortgage Loan are due which is either the first day of the month of such Distribution Date, or if Scheduled Payments on such Mortgage Loan are due on a day other than the first day of the month, the date in the calendar month immediately preceding the Distribution Date on which such Scheduled Payments are due, exclusive of any days of grace.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies.  Eligible Accounts may bear interest.

Eligible Institution:  An institution having the highest short term debt rating, and one of the two highest long term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

Eligible Investments:  Any one or more of the obligations and securities listed below:

1.

direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated AA (or the equivalent) or higher by the Rating Agencies;

2.

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) are rated in one of two of the highest ratings by each of the Rating Agencies, and the long term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

3.

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) in the highest rated category by the Rating Agencies; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee in exchange for such collateral, and (C) be delivered to the Trustee or, if the Trustee is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

4.

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

5.

commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

6.

a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

7.

money market funds (which may be 12b 1 funds as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940) having ratings in the highest available rating category of Moody’s and one of the two highest available rating categories of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of the Servicer or the Trustee and any such funds that are managed by the Servicer or the Trustee or their respective Affiliates or for the Servicer or the Trustee or any Affiliate of such Person acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph (7); and

8.

such other investments the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA Restricted Certificate:  As specified in the Preliminary Statement.

Escrow Account:  The separate account or accounts created and maintained by the Servicer pursuant to Section 3.06.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

Event of Default:  As defined in Section 8.01 hereof.

Excess Loss:  The amount of any (i) Fraud Loss in excess of the Fraud Loss Coverage Amount on a Mortgage Loan realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss in excess of the Special Hazard Loss Coverage Amount on a Mortgage Loan realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss in excess of the Bankruptcy Loss Coverage Amount on a Mortgage Loan realized after the Bankruptcy Coverage Termination Date.

Excess Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the Excess Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

Excess Servicing Fee Rate:  0.375% per annum.

Expense Fee Rate:  As to each Mortgage Loan, the sum of the Servicing Fee Rate, the Excess Servicing Fee Rate, the Trustee Fee Rate and any primary mortgage guaranty insurance fee rate, if applicable.

Expense Fees:  As to each Mortgage Loan and Distribution Date, the sum of the Servicing Fee, the Excess Servicing Fee, the Trustee Fee and any primary mortgage guaranty insurance premium, if applicable.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fifth Third:  Fifth Third Mortgage Company, and its successors and assigns.

FNMA:  The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

Fraud Loan:  A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

Fraud Loss Coverage Amount:  The aggregate amount of Fraud Losses that are allocated solely to the Group C-B Certificates, as of the Closing Date, $9,914,259, subject to reduction from time to time by the amount of Fraud Losses allocated to the Group C-B Certificates.  On each anniversary prior to the fifth anniversary of the Cut off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on each of the first, second, third and fourth anniversaries of the Cut off Date, the Fraud Loss Coverage Amount will be reduced to an amount equal to the lesser of (i) 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut off Date over the cumulative amount of Fraud Losses on the Mortgage Loans allocated to the Group C-B Certificates since such preceding anniversary or the Cut off Date, as the case may be; and (b) on the fifth anniversary of the Cut off Date, to zero.  The Fraud Loss Coverage Amount may be reduced as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading, or otherwise adversely affect, the then current ratings assigned to such Classes of Certificates rated by it.

Fraud Loss Coverage Termination Date:  The point in time at which the applicable Fraud Loss Coverage Amount is reduced to zero.

Fraud Losses:  Realized Losses on the Liquidated Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Mortgage Guaranty Insurance Policy because of such fraud, dishonesty or misrepresentation.

Gross Margin:  With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

Group:  When used with respect to the Mortgage Loans, any of Group I, Group II, Group III, Group IV or Group V, or with respect to the Certificates, the Class or Classes of Certificates that relate to the corresponding Group or Groups.

Group C-B Certificates:  Any of the Certificates with a Class designation beginning with “C-B” and relating to Loan Group I, Loan Group II, Loan Group III, Loan Group IV or Loan Group V.

Group C-B Percentage:  With respect to any Distribution Date, the aggregate Class Principal Balance of the Group C-B Certificates immediately prior to such Distribution Date divided by the outstanding aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

Group I:  With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group I or with respect to the Certificates, the Class I A-1 and Class I-X Certificates.

Group I Senior Liquidation Amount:  As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group I which became a Liquidated Mortgage Loan during the related Prepayment Period, of the lesser of (i) the Group I Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group I Senior Percentage:  As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Class Principal Balance of the Class I-A-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group I, as of the first day of the related Collection Period; provided, however, in no event will the Group I Senior Percentage exceed 100%.

Group I Senior Principal Distribution Amount:  As to any Distribution Date, the sum of (i) the Group I Senior Percentage of the Principal Payment Amount for Loan Group I, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group I, and (iii) the Group I Senior Liquidation Amount.

Group I Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group I Senior Percentage.

Group II:  With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group II or with respect to the Certificates, the Class II A-1 and Class AR Certificates.

Group II Senior Liquidation Amount:  As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group II which became a Liquidated Mortgage Loan during the related Prepayment Period, of the lesser of (i) the Group II Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group II Senior Percentage:  As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the aggregate Class Principal Balances of the Class II A 1 and Class AR Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group II, as of the first day of the related Collection Period; provided, however, in no event will the Group II Senior Percentage exceed 100%.

Group II Senior Principal Distribution Amount:  As to any Distribution Date, the sum of (i) the Group II Senior Percentage of the Principal Payment Amount for Loan Group II, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II, and (iii) the Group II Senior Liquidation Amount.

Group II Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group II Senior Percentage.

Group III:  With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group III or with respect to the Certificates, the Class III A-1 and Class III-X Certificates.

Group III Senior Liquidation Amount:  As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group III which became a Liquidated Mortgage Loan during the related Prepayment Period, of the lesser of (i) the Group III Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group III Senior Percentage:  As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Class Principal Balance of the Class III-A-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group III, as of the first day of the related Collection Period; provided, however, in no event will the Group III Senior Percentage exceed 100%.

Group III Senior Principal Distribution Amount:  As to any Distribution Date, the sum of (i) the Group III Senior Percentage of the Principal Payment Amount for Loan Group III, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group III, and (iii) the Group III Senior Liquidation Amount.

Group III Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group III Senior Percentage.

Group IV:  With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group IV or with respect to the Certificates, the Class IV A-1 and Class IV-X Certificates.

Group IV Senior Liquidation Amount:  As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group IV which became a Liquidated Mortgage Loan during the related Prepayment Period, of the lesser of (i) the Group IV Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group IV Senior Percentage:  As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Class Principal Balance of the Class IV-A-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group IV, as of the first day of the related Collection Period; provided, however, in no event will the Group IV Senior Percentage exceed 100%.

Group IV Senior Principal Distribution Amount:  As to any Distribution Date, the sum of (i) the Group IV Senior Percentage of the Principal Payment Amount for Loan Group IV, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV, and (iii) the Group IV Senior Liquidation Amount.

Group IV Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group IV Senior Percentage.

Group V:  With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group V or with respect to the Certificates, the Class V A-1 and Class V-X Certificates.

Group V Senior Liquidation Amount:  As to any Distribution Date, the aggregate, for each Mortgage Loan in Loan Group V which became a Liquidated Mortgage Loan during the related Prepayment Period, of the lesser of (i) the Group V Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

Group V Senior Percentage:  As to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Class Principal Balance of the Class V-A-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in Loan Group V, as of the first day of the related Collection Period; provided, however, in no event will the Group V Senior Percentage exceed 100%.

Group V Senior Principal Distribution Amount:  As to any Distribution Date, the sum of (i) the Group V Senior Percentage of the Principal Payment Amount for Loan Group V, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group V, and (iii) the Group V Senior Liquidation Amount.

Group V Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group V Senior Percentage.

Index:  With respect to each Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

Indirect Participants:  Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

Initial Bankruptcy Loss Coverage Amount:  $110,765.

Initial Class Principal Balance:  As set forth in the Preliminary Statement.

Insolvency Proceeding:  As defined in Section 4.03(h).

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any Mortgage Guaranty Insurance Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds of any primary mortgage guaranty insurance policies, including, without limitation, any other Insurance Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures.

Interest Distribution Amount:  With respect to any Distribution Date and interest bearing Class of Certificates, the sum of (i) one month’s interest accrued during the related Accrual Period at the applicable Pass Through Rate for such Class on the related Class Principal Balance or Class Notional Amount, as applicable, subject to reduction pursuant to Section 4.01(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

Lender Paid Mortgage Guaranty Insurance Policy:  Any lender paid Mortgage Guaranty Insurance Policy.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

Liquidation Expenses:  Customary and reasonable “out of pocket” expenses incurred by the Servicer (or the related Sub Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Servicer (or the related Sub Servicer) under a Mortgage Guaranty Insurance Policy for reasons other than the Servicer’s failure to comply with Section 3.09 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Servicer’s failure to comply with Section 3.11 hereof.

Liquidation Principal:  As to any Distribution Date and a Loan Group, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan in that Loan Group, but not in excess of the principal balance of such Mortgage Loan, which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the preceding calendar month.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property related to a Mortgage Loan and any other proceeds received in connection with an REO Property.

Loan Group:  Any of Loan Group I, Loan Group II, Loan Group III, Loan Group IV or Loan Group V, as applicable.

Loan Group I:  All Mortgage Loans identified as Loan Group I Mortgage Loans on the Mortgage Loan Schedule.

Loan Group II:  All Mortgage Loans identified as Loan Group II Mortgage Loans on the Mortgage Loan Schedule.

Loan Group III:  All Mortgage Loans identified as Loan Group III Mortgage Loans on the Mortgage Loan Schedule.

Loan Group IV:  All Mortgage Loans identified as Loan Group IV Mortgage Loans on the Mortgage Loan Schedule.

Loan Group V:  All Mortgage Loans identified as Loan Group V Mortgage Loans on the Mortgage Loan Schedule.

Loan to Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the Mortgaged Property or, in the case of a Qualified Substitute Mortgage Loan, is the appraised value of the Mortgaged Property based upon an appraisal made within 180 days prior to the date of substitution of such Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan.

Lost Mortgage Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Master REMIC:  As described in the Preliminary Statement.

Maximum Mortgage Rate:  With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

Minimum Mortgage Rate:  With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

Moody’s:  Moody’s Investors Service, Inc. or any successor thereto.

Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

Mortgage File:  For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

Mortgage Guaranty Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

Mortgage Loan Purchase Agreement:  The mortgage loan purchase agreement, dated December 1, 2002, between DLJ Mortgage Capital, Inc. and Fifth Third Mortgage Company.

Mortgage Loan Purchase Price:  The price, calculated as set forth in Section 11.01, to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the Seller to reflect the addition of Qualified Substitute Mortgage Loans and the purchase of Mortgage Loans pursuant to Section 2.02 or 2.03) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan by Loan Group:

1.

the Mortgage Loan identifying number;

2.

the Mortgagor’s name;

3.

the street address of the Mortgaged Property including the state and zip code;

4.

a code indicating the type of Mortgaged Property and the occupancy status.

5.

the original months to maturity or the remaining months to maturity from the Cut off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

6.

the Loan to Value Ratio at origination;

7.

the Mortgage Rate as of the Cut off Date;

8.

the stated maturity date;

9.

the amount of the Scheduled Payment as of the Cut off Date;

10.

the original principal amount of the Mortgage Loan;

11.

the principal balance of the Mortgage Loan as of the close of business on the Cut off Date, after deduction of payments of principal due on or before the Cut off Date whether or not collected;

12.

a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take out refinance);

13.

whether such Mortgage Loan has a Prepayment Penalty;

14.

the Expense Fee Rate as of the Cut off Date;

15.

the related Servicing Fee Rate and Excess Servicing Fee Rate;

16.

the Gross Margin, if applicable;

17.

the Periodic Rate Cap, if applicable;

18.

the Minimum Mortgage Rate, if applicable;

19.

the Maximum Mortgage Rate, if applicable; and

20.

the first Adjustment Date after the Cut-off Date, if applicable.

With respect to the Mortgage Loans in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the Cut off Date:

21.

the number of Mortgage Loans;

22.

the current aggregate principal balance of the Mortgage Loans as of the close of business on the Cut off Date, after deduction of payments of principal due on or before the Cut off Date whether or not collected; and

23.

the weighted average Mortgage Rate of the Mortgage Loans.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

Mortgaged Property:  The underlying real property securing a Mortgage Loan.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, the excess of the related Liquidation Proceeds over the sum of Liquidation Expenses, Expense Fees and unreimbursed Advances and Servicing Advances.

Net Mortgage Rate:  As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the Expense Fee Rate.

Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest Payment for such Distribution Date.

Net WAC Rate:  As to any Distribution Date and Loan Group, a rate equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans in such Loan Group as of the second preceding Due Date after giving effect to payments due on such Due Date, whether or not received, weighted on the basis of the Stated Principal Balances as of such date.  In addition, for any purpose for which the Net WAC Rate is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between any counting convention used with respect to the Mortgage Loans and any counting convention used with respect to a REMIC regular interest.

1933 Act:  The Securities Act of 1933, as amended.

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notional Amount Certificates:  As specified in the Preliminary Statement.

Offered Certificates:  As specified in the Preliminary Statement.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Seller, the Servicer or the Trustee, as the case may be, and delivered to the Depositor, the Seller, the Servicer or the Trustee, as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor or the Servicer, reasonably acceptable to the Trustee.  With respect to the definition of Eligible Account in this Article I and Sections 2.05 and 7.04 hereof and any opinion dealing with the qualification of each REMIC created hereunder or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Optional Termination:  The purchase of the Mortgage Loans pursuant to Section 11.01.

Optional Termination Date:  The date fixed by the Terminating Entity for the purchase of the Mortgage Loans pursuant to Section 11.01.

OTS:  The Office of Thrift Supervision.

Outsourcer:  As defined in Section 3.02.

Participant:  A broker, dealer, bank, other financial institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

Pass Through Entity:  (a) a regulated investment company described in Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

Pass Through Rate:  For any interest bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.  Interest on the Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

Payoff:  Any payment of principal on a Mortgage Loan equal to the entire outstanding Stated Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

Percentage Interest: As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificates:  As set forth in the Preliminary Statement.

Prepayment Interest Shortfall:  As to any Mortgage Loan, Distribution Date and Principal Prepayment received during the related Prepayment Period, the difference between (i) one full month’s interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction, Debt Service Reduction and Deficient Valuation), as reduced by the sum of the Servicing Fee Rate and Excess Servicing Fee Rate, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

Prepayment Period:  With respect to each Distribution Date and each Payoff with respect to any Mortgage Loans and all Curtailments, the related “Prepayment Period” will be the calendar month preceding the month in which the related Distribution Date occurs.

Principal Payment Amount: For any Distribution Date and Loan Group I, Loan Group II, Loan Group III, Loan Group IV or Loan Group V the sum of (i) the principal portion of the Scheduled Payments on the Mortgage Loans in such Loan Group due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such Loan Group which was repurchased as permitted or required by this Agreement during the related Prepayment Period and (iii) any other unscheduled payments of principal which were received on the Mortgage Loans in such Loan Group during the related Prepayment Period, other than Principal Prepayments or Liquidation Principal.

Principal Prepayment:  Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

Principal Prepayment Amount:  For any Distribution Date, the sum of all Principal Prepayments relating to the Mortgage Loans in such Loan Group which were received during the related Prepayment Period.

Principal Transfer Amount:  For any Distribution Date and each Undercollateralized Group, the excess, if any, of the aggregate Class Principal Balance of the Class A Certificates related to such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such Group.

Private Certificates:  As set forth in the Preliminary Statement.

Pro Rata Share:  As to any Distribution Date and the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Group C-B Certificates.

Prospectus:  The Prospectus, dated July 22, 2002, relating to the offering by the Depositor from time to time of its Mortgage Backed Pass Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

Prospectus Supplement: The Prospectus Supplement, dated December 23, 2002, relating to the offering of the Offered Certificates in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

Purchase Price:  With respect to any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03, or purchased at the option of the Servicer pursuant to Section 3.11(f), the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (reduced by the sum of the Servicing Fee Rate and the Excess Servicing Fee Rate) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders and (iii) in the case of a Mortgage Loan purchased by the Seller, the amount of any unreimbursed Servicing Advances made by the Servicer, with respect to such Mortgage Loan.  With respect to any Mortgage Loan required or allowed to be purchased, the Servicer or the Seller, as applicable, shall deliver to the Trustee an Officer’s Certificate as to the calculation of the Purchase Price.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA  or FHLMC approved mortgage insurer or having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Substitute Mortgage Loan:  One or more mortgage Loans substituted by the Seller for one or more Deleted Mortgage Loans which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit K, individually or in the aggregate and on a weighted average basis, as applicable (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan to Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not more than one year greater than or less than that of the Deleted Mortgage Loan; provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last maturing Mortgage Loan immediately prior to any substitution; (v) have a Maximum Mortgage Rate and Minimum Mortgage Rate not less than the respective such rates for the Deleted Mortgage Loan, have a Gross Margin equal to or greater than the Deleted Mortgage Loan and have the same Index as the Deleted Mortgage Loan; and (vi)  comply with each representation and warranty set forth in Section 2.03(b).

Rating Agencies:  Moody’s and S&P, or any successor to either of them.

Ratings:  As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

Realized Loss: With respect to any Mortgage Loan, (1) with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan; (2) for any Mortgage Loan subject to a Deficient Valuation, the excess of the Stated Principal Balance of that Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation; or (3) for any Debt Service Reduction Mortgage Loan, the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the Mortgagor pays each Scheduled Payment on the applicable Due Date and that no Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

Record Date:  With respect to any Distribution Date and the Certificates, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.  The Record Date for the first Distribution Date shall be December 31, 2002.

Registration Statement:  That certain registration statement on Form S 3, as amended (Registration No. 333 65554), relating to the offering by the Depositor from time to time of its Mortgage Backed Pass Through Certificates (Issuable in Series) as heretofore declared effective by the Securities and Exchange Commission.

Regular Certificates:  All of the Certificates other than the Class AR Certificates.

Relief Act:  The Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended, and any similar state statute.

Relief Act Reductions:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  A “real estate mortgage investment conduit”, within the meaning of Section 860D of the Code.  Reference herein to REMIC refers to the Master REMIC, REMIC 1 and REMIC 2, as the context requires.

REMIC Election:  An election, for federal income tax purposes, to treat certain assets as a REMIC.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

Residual Certificates:  The Class AR Certificates.

Responsible Officer:  When used with respect to the Trustee, shall mean any officer within the corporate trust department of the Trustee, respectively, including any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to time.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note Loan.

Seller:  Fifth Third.

Senior Certificates:  As specified in the Preliminary Statement.

Senior Liquidation Amount:  The Group I Senior Liquidation Amount, the Group II Senior Liquidation Amount, the Group III Senior Liquidation Amount, the Group IV Senior Liquidation Amount or the Group V Senior Liquidation Amount, as applicable.

Senior Percentage:  The Group I Senior Percentage, the Group II Senior Percentage, the Group III Senior Percentage, the Group IV Senior Percentage or the Group V Senior Percentage, as applicable.

Senior Prepayment Percentage:  The Senior Prepayment Percentage for any Distribution Date occurring during the ten years beginning on the first Distribution Date for each Loan Group will equal 100%.  The Senior Prepayment Percentage for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date for each such Loan Group will be as follows:  for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless (i) on any of the foregoing Distribution Dates a Senior Percentage exceeds the initial related Senior Percentage, in which case the Senior Prepayment Percentage for each Group for that Distribution Date will once again equal 100%, (ii) if on or before the Distribution Date in December 2005, the Group C-B Percentage is greater than or equal to twice the Group C-B Percentage as of the Closing Date, in which case the Senior Prepayment Percentage for each Group will equal the related Senior Percentage, plus 50% of the excess of 100% over that Senior Percentage for that Distribution Date, or (iii) if after the Distribution Date in December 2005, the Group C-B Percentage is greater than or equal to twice the Group C-B Percentage as of the Closing Date, then the Senior Prepayment Percentage for each Group for such Distribution Date will equal the related Senior Percentage).

Notwithstanding the foregoing, the Senior Prepayment Percentage for any Loan Group shall equal 100% for any Distribution Date as to which (i) the outstanding principal balance of the Mortgage Loans in the related Loan Group, delinquent 60 days or more (including all REO Properties and Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the related aggregate Subordinate Component Balance as of such Distribution Date is equal to or greater than 50% or (ii) cumulative Realized Losses for the Mortgage Loans in the related Loan Group exceed (a) with respect to any Distribution Date prior to the third anniversary of the first Distribution Date, 20% of the related aggregate Subordinate Component Balance as of the Closing Date (the “Original Subordinate Principal Balance”), (b) with respect to any Distribution Date on or after the third anniversary but prior to the eleventh anniversary of the first Distribution Date, 30% of the related Original Subordinate Principal Balance, (c) with respect to any Distribution Date on or after the eleventh anniversary but prior to the twelfth anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (d) with respect to any Distribution Date on or after the twelfth anniversary but prior to the thirteenth anniversary of the first Distribution Date, 40% of the related Original Subordinate Principal Balance, (e) with respect to any Distribution Date on or after the thirteenth anniversary but prior to the fourteenth anniversary of the first Distribution Date, 45% of the related Original Subordinate Principal Balance and (f) with respect to any Distribution Date on or after the fourteenth anniversary of the first Distribution Date, 50% of the Original Subordinate Principal Balance.

If the Senior Prepayment Percentage for one Loan Group equals 100% due to the limitations set forth above, then the Senior Prepayment Percentage for the other Loan Groups will equal 100%.

If on any Distribution Date the allocation to a Class of Senior Certificates then entitled to distributions of principal payments in full and partial principal prepayments and other amounts in the percentage required above would reduce the outstanding Class Principal Balance of that Class below zero, the distribution to that Class of Senior Certificates of the Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

Senior Principal Distribution Amount:  The Group I Senior Principal Distribution Amount, the Group II Senior Principal Distribution Amount, the Group III Senior Principal Distribution Amount, the Group IV Senior Principal Distribution Amount or the Group V Senior Principal Distribution Amount, as applicable.

Servicer:  Fifth Third.

Servicer Employee:  As defined in Section 3.18.

Servicer Mortgage File:  All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Servicer or any Sub Servicer.

Servicing Advance: All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost (including reasonable attorneys’ fees and disbursements) of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) compliance with the obligations under Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services), (iv) any expenses incurred by the Servicer in connection with obtaining an environmental inspection or review pursuant to the second paragraph of Section 3.11(a) and (v) compliance with the obligations under Section 3.09.

Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

Servicing Fee Rate:  0.375% per annum.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee.

Special Hazard Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged Property which is not covered by a standard hazard maintenance policy with extended coverage or by a flood insurance policy, if applicable (or which would not have been covered by such a policy had such a policy been maintained), which is caused by or results from any cause except: (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot, inherent vice or latent defect, animals, birds, vermin, insects; (ii) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings; (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or part thereof ensues and then only for the ensuing loss; (iv) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

Special Hazard Loss Coverage Amount: With respect to the Group C-B Certificates, as of the Closing Date, $13,227,147 subject in each case to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the sum of the Aggregate Loan Group Balances of each Group of Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan and (iii) the aggregate principal balances of the Mortgage Loans secured by Mortgaged Properties located in the single Ohio postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of losses attributable to Special Hazard Losses allocated to the Group C-B Certificates since the Closing Date.  All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.  The Special Hazard Loss Coverage Amount may be reduced as evidenced by a letter of each Rating Agency to the Trustee to the effect that any such reduction will not result in a downgrading, or otherwise adversely affect, the then current ratings assigned to such Classes of Certificates rated by it.

Special Hazard Loss Coverage Termination Date:  The date on which the Special Hazard Loss Coverage Amount is reduced to zero.

Standard Hazard Policy: Each standard hazard insurance policy or replacement therefor referred to in Section 3.09.

Startup Day:  The Closing Date.

Stated Principal Balance:  As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Subordinate Certificates:  As specified in the Preliminary Statement.

Subordinate Component Balance:  For any Loan Group, as of any date of determination, the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group minus the sum of the then outstanding Class Principal Balance of the related Class of Class A Certificates.

Subordinate Liquidation Amount:  For any Distribution Date and any Loan Group, the excess, if any, of the aggregate Liquidation Principal of all Mortgage Loans in that Loan Group which became Liquidated Mortgage Loans during the calendar month preceding the Distribution Date over the related Senior Liquidation Amount, as applicable, for such Distribution Date.

Subordinate Percentage:  As to any Distribution Date and Loan Group, the excess of 100% over the related Senior Percentage for that Distribution Date.

Subordinate Prepayment Percentage:  As to any Distribution Date and with respect to any Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Senior Certificates related to such Loan Group has been reduced to zero, then the Subordinate Prepayment Percentage for such Loan Group will equal 100%.

Subordinate Principal Distribution Amount: With respect to any Distribution Date, the sum of the following amounts for each Loan Group: (i) the related Subordinate Percentage of the related Principal Payment Amount, (ii) the related Subordinate Prepayment Percentage of the related Principal Prepayment Amount, and (iii) the related Subordinate Liquidation Amount; less the amount of certain cross-collateralization payments as described in Section 4.06 herein.

Subordination Level:  As to any Distribution Date and any Class of Group C-B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Group C-B Certificates which are subordinate in right of payment to such Class by the sum of the Class Principal Balances of the Certificates, other than the Notional Amount Certificates, in each case immediately prior to such Distribution Date.

Sub Servicer:  Any other entity with respect to any Mortgage Loan under any Sub Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Sub Servicing Agreement.

Sub Servicing Agreement:  Any servicing agreement between the Servicer and a Sub Servicer pursuant to which the Servicer delegates any of its servicing responsibilities with respect to any of the Mortgage Loans.

Substitution Adjustment Amount:  As defined in Section 2.04.

Tax Matters Person:  The person designated as “tax matters person” in the manner provided under Treasury regulation § 1.860F-4(d) and temporary Treasury regulation § 301.6231(a)(7)-1T.  Initially, the Tax Matters Person shall be the Trustee.

Terminating Entity:  Fifth Third.

Transferee Affidavit and Agreement:  As defined in Section 6.02(g)(i)(B).

Trust:  Fifth Third Mortgage Loan Trust 2002-FTB1 established pursuant to this Agreement.

Trust Fund:  The corpus of the trust created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Collection Account, the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) the Depositor’s rights under the Assignment and Assumption Agreement and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

Trust Receipt and Initial Certification:  As defined in Section 2.02(a).

Trust Receipt and Final Certification:  As defined in Section 2.02(a).

Trustee:  JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

Trustee Fee:  The fee, if any, payable to the Trustee on each Distribution Date for its services as Trustee hereunder, in an amount equal to one twelfth of the Trustee Fee Rate multiplied by the Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

Trustee Fee Rate:  0.0025% per annum.

Trustee Mortgage File:  The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

Undercollateralized Group:  As defined in Section 4.06(b).

Underwriter’s Exemption:  Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

U.S. Person:  A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and any trust that elects to be treated as a United States Person that is eligible to make such election under Code Section 7701(a)(30).

Voting Rights:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 96% of all Voting Rights shall be allocated among the Class A and Class B Certificates. The portion of such 96% Voting Rights allocated to each of the Classes of Class A and Class B Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the Class Principal Balance of such Class then outstanding and the denominator of which is the aggregate Class Principal Balance of all Classes then outstanding. The Class I-X, Class III-X, Class IV-X and Class V-X Certificates shall be each allocated 1% of the Voting Interest. Voting Interests shall be allocated among the Certificates within each such Class in proportion to their respective outstanding Certificate Balances or Percentage Interests.  The Class AR Certificates shall have no Voting Rights.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

REPRESENTATIONS AND WARRANTIES

SECTION 2.01

Conveyance of Trust Fund.

(a)

The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, the Depositor’s right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Collection Account, the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) the Depositor’s rights under the Assignment and Assumption Agreement and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

(b)

In connection with the transfer and assignment set forth in clause (a) above, the Depositor hereby instructs the Seller to deliver to the Trustee or a Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Mortgage Loan as assigned:

(i)  (A)  the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed “Pay to the order of ________________, without recourse” and signed in the name of the last named endorsee by an authorized officer or (B) with respect to any Lost Mortgage Note, a lost note affidavit and indemnity from the related Seller stating that the original Mortgage Note was lost or destroyed, (together with a copy of such Mortgage Note, if available) and indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

(ii)  the original of any guarantee executed in connection with the Mortgage Note (if any);

(iii)  the original Mortgage with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the Seller;

(iv)  the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(v)  the original Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

(vi)  the originals of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the last assignee, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Trustee forthwith after return from such recording office); and

(vii)  the original mortgage title insurance policy, or copy of title commitment (or in appropriate jurisdictions, attorney’s opinion of title and abstract of title).

In the event the Depositor delivers to the Trustee or the Custodian certified copies of any document or instrument set forth in 2.01(b) because of a delay caused by the public recording office in returning any recorded document, the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian, within 60 days of the Closing Date, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Trustee or the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.

In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the Seller or the Depositor by the applicable title insurer in the case of clause (c) above, the Depositor shall promptly deliver to the Trustee or the Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office and, in the case of clause (c) above, any title policy upon receipt from the applicable title insurer.

As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Seller shall, at its expense, (i) execute an Assignment of Mortgage in blank for each Mortgage Loan and (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof, except that, with respect to any assignment of a Mortgage as to which the Seller has not received the information required to prepare such assignment in recordable form, the Seller’s obligation to do so shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof.  The Seller need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the law of which, as evidenced by an Opinion of Counsel delivered by the Depositor to the Trustee, acceptable to the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s and the Certificateholders’ interest in the related Mortgage Loan.

If any original Mortgage Note referred to in Section 2.01(b)(i) above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee or the Custodian of a photocopy of such Mortgage Note, if available, with a lost note affidavit and indemnity.  If any of the original Mortgage Notes for which a lost note affidavit and indemnity was delivered to the Trustee or the Custodian is subsequently located, such original Mortgage Note shall be delivered to the Trustee or the Custodian within three Business Days.

(c)

The Trustee is authorized to appoint any bank or trust company approved by the Depositor as Custodian of the documents or instruments referred to in this Section 2.01, and to enter into a Custodial Agreement for such purpose and any documents delivered thereunder shall be delivered to the Custodian and any Officer’s Certificates delivered with respect thereto shall be delivered to the Trustee and the Custodian.

(d)

It is the express intent of the parties to this Agreement that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section 2.01 be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee.  It is, further, not the intention of the parties to this Agreement that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor.  However, in the event that, notwithstanding the intent of the parties to this Agreement, the Mortgage Loans are held to be the property of the Depositor, or if any for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (b) the conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any Custodian of such items of property and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “in possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9 313 of the New York Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Certificateholders for the purpose of perfecting such security interest under applicable law (except that nothing in this clause (d) shall cause any person to be deemed to be an agent of the Trustee for any purpose other than for perfection of such security interests unless, and then only to the extent, expressly appointed and authorized by the Trustee in writing).  The Depositor and the Trustee, upon directions from the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

SECTION 2.02

Acceptance by the Trustee.

(a)

The Trustee acknowledges receipt of the documents identified in the Trust Receipt and Initial Certification in the form annexed hereto as Exhibit I and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.  The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of Illinois or the State of Texas, unless otherwise permitted by the Rating Agencies.

The Trustee or the Custodian agrees to execute and deliver on the Closing Date to the Depositor, the Servicer, the Seller and the Trustee (if delivered by a Custodian) a Trust Receipt and Initial Certification in the form annexed hereto as Exhibit I.  Based on its review and examination, and only as to the documents identified in such Trust Receipt and Initial Certification, the Trustee or the Custodian acknowledges that such documents appear regular on their face and relate to such Mortgage Loan.  The Trustee or the Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

Not later than 90 days after the Closing Date, the Trustee or the Custodian shall deliver to the Depositor, the Servicer, the Seller and Trustee (if delivered by a Custodian) a Trust Receipt and Final Certification in the form annexed hereto as Exhibit J, with any applicable exceptions noted thereon.

Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee or the Custodian shall list such as an exception in the Trust Receipt and Final Certification; provided, however, that the Trustee or the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

With respect to each Mortgage Loan, the Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (a) substitute for the related Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee or the Custodian within 90 days from the date that the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; or such longer period not to exceed 720 days from the Closing Date if the substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office; provided, however, that the Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Trustee’s failure to record such Assignment of Mortgage, and provided, further, that the Seller shall not be obligated to repurchase or cure any Mortgage Loan solely as a result of the Trustee’s failure to record such Assignment of Mortgage.  The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan (a) for which a mortgage or assignment of mortgage required to be recorded hereunder has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan.  Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee.  Any such substitution pursuant to (a) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit K. No substitution is permitted to be made in any calendar month after the Determination Date for such month.  The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account on or prior to the Business Day immediately preceding such Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit K hereto, the Trustee or the Custodian shall release the related Mortgage File to the Seller and shall execute and deliver at such entity’s request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto.

(b)

It is understood and agreed that the obligation of the Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

SECTION 2.03

Representations and Warranties of the Seller and Servicer.

(a)

Fifth Third, in its capacity as Servicer, hereby makes the representations and warranties set forth in Schedule IIA hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut off Date or such other date as may be specified.

(b)

Fifth Third, in its capacity as Seller, hereby makes the representations and warranties set forth in Schedule IIIA applicable to the Mortgage Loans, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut off Date or such other date as may be specified.

(c)

Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties;  The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan sold by the Seller to the Purchaser, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust Fund and substitute in its place a Qualified Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit K relating to the Deleted Mortgage Loan and the Mortgage File for any such Qualified Substitute Mortgage Loan. The Seller shall promptly reimburse the Trustee for any actual out of pocket expenses reasonably incurred by the Trustee in respect of enforcing the remedies for such breach.  With respect to any representation and warranties described in this Section which are made to the best of the Seller’s knowledge if it is discovered by any of the Depositor, the Seller, the Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

With respect to any Qualified Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01.  No substitution is permitted to be made in any calendar month after the Determination Date for such month.  Scheduled Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date.  For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.  The Seller shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Seller shall deliver the amended Mortgage Loan Schedule to the Trustee and the Servicer.  Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan.  Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee or the Custodian, as applicable, shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller’s direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee to the Seller, or its designee of any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer shall determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution).  The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Collection Account by the Seller on or before the Business Day immediately preceding the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be repurchased or replaced hereunder.

One or more mortgage loans may be substituted for one or more Deleted Mortgage Loans.  The determination of whether a mortgage loan is a Qualified Substitute Mortgage Loan may be satisfied on an individual basis.  Alternatively, if more than one mortgage loan is to be substituted for one or more Deleted Mortgage Loans, the characteristics of such mortgage loans and Deleted Mortgage Loans shall be aggregated or calculated on a weighted average basis, as applicable, in determining whether such mortgage loans are Qualified Substitute Mortgage Loans.

In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account on or before the Business Day immediately preceding the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit K hereto, the Trustee or the Custodian, as applicable, shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee to the Seller, or its designee, of any such repurchased Mortgage Loan.  It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

(d)

The Seller hereby agrees that with respect to each Mortgage Loan that converts from an adjustable Mortgage Rate to a fixed Mortgage Rate during any Due Period pursuant to the terms of such Mortgage Loan, it will repurchase such Mortgage Loan not later than the 5th day following the end of such Due Period at a price equal to the Purchase Price on the date of such conversion.  Amounts in respect of such price shall be delivered to the Servicer for deposit to the Collection Account.

Any amounts received as payment in respect of any such Mortgage Loan repurchased pursuant to the preceding paragraph after the date of repurchase (other than the amount referred to in the preceding paragraph), shall not be a part of the Trust Fund and shall be paid by the Servicer to the Seller or, if such amounts have been deposited into the Collection Account, shall be withdrawn therefrom by the Servicer and paid by the Servicer to the Seller.

Promptly after the purchase referred to in this Section 2.03(d), the Trustee shall execute such documents as are presented to it by the Servicer on behalf of the Seller and are reasonably necessary to convey the purchased Mortgage Loan to the Seller.

(e)

The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian for the benefit of the Certificateholders.

SECTION 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee.

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on “prohibited transactions” on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause each REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

SECTION 2.06

Issuance of Certificates.

The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged.  Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund.  The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Certificates in such distributions shall be as set forth in this Agreement.

SECTION 2.07

REMIC Provisions.

(a)

The Depositor hereby elects and authorizes the Trustee to treat the Trust Fund as the number of separate REMICs specified in the Preliminary Statement (each, a “REMIC”) under the Code and, if necessary, under applicable state law.  Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party.  The Closing Date is hereby designated as the “startup day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code.  The “regular interests” (within the meaning of Section 860G of the Code) in each REMIC shall consist of the regular interests set forth for each REMIC in the Preliminary Statement and the Class AR Certificates shall represent the beneficial ownership of the “residual interest” in each REMIC created hereunder.  Neither the Depositor nor the Trustee shall permit the creation of any “interests” (within the meaning of Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

(b)

The Trustee on behalf of the Holders of the Class AR Certificates, shall act as agent for the Class AR Certificateholder as the “tax matters person” (within the meaning of the REMIC Provisions) for each REMIC created hereunder, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T.  By its acceptance of a Class AR Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trustee as its agent to act on behalf of each REMIC created hereunder pursuant to the specific duties outlined herein.

(c)

A Holder of the Class AR Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trustee, the amount of any minimum California state franchise taxes due with respect to each REMIC created hereunder under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code.  Notwithstanding the foregoing, the Trustee shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trustee.  In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a “prohibited transaction” of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Section 4.01.  The Trustee shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Trustee’s duties, respectively, under this Agreement.  The Servicer shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Servicer’s duties, respectively, under this Agreement.

(d)

The Trustee shall act as attorney in fact and as agent on behalf of the tax matters person of each REMIC created hereunder and in such capacity the Trustee shall:  (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for each REMIC created hereunder when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each REMIC created hereunder, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions.  The expenses of preparing and filing such returns shall be borne by the Trustee.  The Depositor and the Servicer shall provide on a prompt and timely basis to the Trustee or its designee such information with respect to each REMIC created hereunder as is in their possession and reasonably required or requested by the Trustee to enable it to perform its obligations under this subsection.

In its capacity as attorney in fact and as agent on behalf of the tax matters person, the Trustee shall also:  (A) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each REMIC created hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)

The Trustee shall provide (i) to any transferor of a Class AR Certificate such information as is necessary for the application of any tax relating to the transfer of a Class AR Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)

The Trustee, the Servicer, the Depositor and the Holder of the Class AR Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  Neither the Trustee, the Servicer, nor the Holder of the Class AR Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer or the Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to a REMIC or their assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer and the Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee shall not take any such action or cause that REMIC to take any such action as to which the Servicer or the Depositor has advised it in writing that an Adverse REMIC Event could occur.

In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Holder of the Class AR Certificates will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur.  The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

At all times as may be required by the Code, the Trustee will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder  as “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g)

In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder, as defined in Section 860F(a)(2) of the Code, on “net income from foreclosure property” of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Servicer, if the Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of the Servicer’s duties under (x) Section 2.07(j) of this Agreement to not enter into any arrangement by which a REMIC would receive a fee or other compensation for services or to permit such REMIC to receive any income from assets other than “qualified mortgages” or “permitted investments,” (y) Section 3.01 of this Agreement to not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code or (z) Section 3.11(c) of this Agreement to not cause any REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or to subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code of otherwise; provided, however, the Servicer shall not be charged the obligation to cover such tax if the imposition thereof did not result from any negligence of the Servicer, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II or (iii) otherwise against amounts on deposit in the Collection Account as provided by Section 3.08 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

In accordance with Section 2.07(c), the Servicer or the Trustee, as applicable, shall promptly deposit in the Certificate Account or Collection Account, as applicable, any amount of such tax.

For purposes of this Section 2.07(g), a tax is imposed following the final and unappealable determination under the Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

The failure of the Servicer to promptly deposit in the Certificate Account or Collection Account, as applicable, any amount of such tax shall be an Event of Default, as provided in Section 8.01(b).

(h)

The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)

Following the Startup Day, none of the Servicer or the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 2.05) the Servicer or the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject that REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)

None of the Servicer or the Trustee shall (subject to Section 2.05) enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

(k)

Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, “Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations” for each REMIC created hereunder.

(l)

None of the Trustee or the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection Account or the Certificate Account for gain nor accept any contributions to a REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

(m)

In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trustee, within ten days after the Closing Date, all information or data that the Trustee determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein.  Thereafter, the Servicer shall provide, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein and the Trustee shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein.  The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis. The Servicer shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of the Servicer to provide, or to cause to be provided, accurate information or data required to be provided by the Servicer to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee appointed pursuant to this Agreement.

SECTION 2.08

Covenants of the Servicer.

The Servicer hereby covenants to the Depositor and the Trustee as follows:

(a)

The Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy; and

(b)

No written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact.

ARTICLE III

ADMINISTRATION AND SERVICING

OF MORTGAGE LOANS

SECTION 3.01

Servicer to Service Mortgage Loans.

For and on behalf of the Certificateholders, as independent contractors of the Trustee, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices.  In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee or the Certificateholders under this Agreement.  The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.  Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders.  The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence.  Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.

In accordance with the standards of the preceding paragraph and unless determined in good faith to be a Nonrecoverable Advance, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances constitute Servicing Advances and shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08.  The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

The Servicer hereby acknowledges that, to the extent the Servicer has previously serviced some or all of the Mortgage Loans pursuant to another servicing agreement, the provisions contained in this Agreement shall supersede the provisions contained in such other servicing agreement from and after the Closing Date.

With respect to each Mortgage Loan, the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

SECTION 3.02

Subservicing; Enforcement of the Obligations of Subservicers.

(a)

The Mortgage Loans may be subserviced by a Subservicer on behalf of the Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing.  The Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of the Subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Servicer.  The Servicer shall pay all fees and expenses of any Subservicer engaged by the Servicer from its own funds.

Notwithstanding the foregoing, the Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an “Outsourcer”) that does not meet the eligibility requirements for a Subservicer, so long as such outsourcing does not constitute the delegation of the Servicer’s obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer.  In such event, the use by the Servicer of any such Outsourcer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of the Servicer, and the Servicer shall pay all fees and expenses of the Outsourcer from the Servicer’s own funds.

(b)

At the cost and expense of the Servicer, without any right of reimbursement from the Depositor, the Trustee or the applicable Collection Account, the Servicer shall be entitled to terminate the rights and responsibilities of its Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements set forth in Section 3.02(a), provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself. In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 8.01, and if requested to do so by the Trustee, the Servicer shall, at its own cost and expense terminate the rights and responsibilities of its Subservicer as soon as is reasonably possible.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Subservicer from the Servicer’s own funds without any right of reimbursement from the Depositor, Trustee or the applicable Collection Account.

(c)

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and its Subservicer, the Servicer and its Outsourcer, or any reference herein to actions taken through the Subservicer, the Outsourcer, or otherwise, the Servicer shall not be relieved of its obligations to the Depositor, Trustee or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Mortgage Loans.  The Servicer shall be entitled to enter into an agreement with its Subservicer and Outsourcer for indemnification of the Servicer or Outsourcer, as applicable, by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone, and the Depositor and the Trustee shall have no obligations, duties or liabilities with respect to a Subservicer including no obligation, duty or liability of the Depositor or the Trustee to pay a Subservicer’s fees and expenses.

SECTION 3.03

Notification of Adjustments.

With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Trustee that the Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Certificate Account from its own funds the amount of any interest loss or deferral caused the Trustee thereby.

SECTION 3.04

Trustee to Act as Servicer.

In the event that the Servicer shall for any reason no longer be Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer pursuant to Section 3.09 hereof or any acts or omissions of the related predecessor of the Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iv) deemed to have made any representations and warranties of the Servicer hereunder).  Any such assumption shall be subject to Section 8.02 hereof.

The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing Agreement and the Mortgage Loans then being serviced thereunder and hereunder by the Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement or substitute Subservicing Agreement to the assuming party.

SECTION 3.05

Collection of Mortgage Loans; Collection Accounts; Certificate Account.

(a)

Continuously from the date hereof until the principal and interest on all Mortgage Loans have been paid in full or such Mortgage Loans have become Liquidated Mortgage Loans, the Servicer shall proceed in accordance with Accepted Servicing Practices to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable to the extent consistent with this Agreement and the terms and provisions of any related Mortgage Guaranty Insurance Policy and shall take special care with respect to Mortgage Loans for which the Servicer collects escrow payments in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and the Mortgaged Properties, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, in connection with Mortgage Loans which it is directly servicing, the Servicer may in its discretion (i) waive any late payment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer can not extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date.  In the event of any such arrangement, the Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 5.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b)

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled “[Servicer’s name], in trust for the Holders of Fifth Third Mortgage Loan Trust 2002-FTB1, Mortgage Pass-Through Certificates, Series 2002-FTB1” or, if established and maintained by a Subservicer on behalf of the Servicer, “[Subservicer’s name], in trust for [Servicer’s name]” or “[Subservicer’s name], as agent, trustee and/or bailee of principal and interest custodial account for [Servicer’s name], its successors and assigns, for various owners of interest in [Servicer’s name] mortgage-backed pools.”  In the event that a Subservicer employs a subservicer, the Collection Account shall be titled “[name of Subservicer’s subservicer], in trust for [Subservicer’s name].”  Each Collection Account shall be an Eligible Account acceptable to the Depositor and Trustee. Funds deposited in a Collection Account may be drawn on by the Servicer in accordance with Section 3.08.  Any funds deposited in a Collection Account shall either be invested in Eligible Investments or at all times be fully insured to the full extent permitted under applicable law. The creation of any Collection Account shall be evidenced by a certification in the form of Exhibit Q-1 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit Q-2 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification or letter agreement shall be furnished to the Depositor and Trustee.

(c)

The Servicer shall deposit in the applicable Collection Account on a daily basis, unless otherwise indicated, and retain therein, the following collections remitted by Subservicers or payments received by the Servicer and payments made by the Servicer subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

(i)  all payments on account of principal on the related Mortgage Loans, including all Principal Prepayments;

(ii)  all payments on account of interest on the related Mortgage Loans adjusted to the per annum rate equal to the Mortgage Rate reduced by the sum of the related Expense Fee Rate, as applicable;

(iii)  all Liquidation Proceeds on the related Mortgage Loans;

(iv)  all Insurance Proceeds on the related Mortgage Loans including amounts required to be deposited pursuant to Section 3.09 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.09);

(v)  all Advances made by the Servicer pursuant to Section 5.01;

(vi)  no later than the withdrawal from the Collection Account pursuant to Section 3.08(a)(viii) each month, the applicable amount of the Compensating Interest Payment for the related Prepayment Period.  The aggregate of such deposits shall be made from the Servicer’s own funds, without reimbursement therefore;

(vii)  any amounts required to be deposited by the Servicer in respect of net monthly income from REO Property pursuant to Section 3.11; and

(viii)  any other amounts required to be deposited hereunder.

The foregoing requirements for deposit into each Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Servicer into such Collection Account. In addition, notwithstanding the provisions of this Section 3.05, the Servicer may deduct from amounts received by it, prior to deposit into the applicable Collection Account, any portion of any Scheduled Payment representing (i) the sum of the Servicing Fee and Excess Servicing Fee and (ii) with respect to each Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance Policy, any amounts required to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy pursuant to Section 3.09(c).  In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.  Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account.  The Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section.  All funds deposited in a Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08(a).

(d)

On or prior to the Closing Date, the Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account.  The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

(i)

 the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.08(a)(viii);

(ii)

 any amount deposited by the Trustee pursuant to Section 3.05(e) in connection with any losses on Eligible Investments; and

(iii)

 any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

In the event that the Servicer shall remit to the Trustee any amount not required to be remitted, the Servicer may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering an Officer’s Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account.  All funds deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08(b).  In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

(e)

Each institution at which a Collection Account or the Certificate Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein as directed in writing by the Servicer or the Trustee, respectively, in Eligible Investments, which shall mature not later than (i) in the case of a Collection Account, the Cash Remittance Date, and (ii) in the case of the Certificate Account, the Business Day immediately preceding the Distribution Date, or on the Distribution Date, with respect to Eligible Investments invested with an affiliate of the Trustee, and, in each case, shall not be sold or disposed of prior to its maturity. All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Collection Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in a Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the related Collection Account.  The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection Account and made in accordance with this Section 3.05. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trustee in the Certificate Account.

(f)

The Servicer shall give notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the related Collection Account prior to any change thereof.  The Trustee shall give notice to the Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

SECTION 3.06

Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and Other Charges.

(a)

To the extent required by the related Mortgage Note and not violative of applicable law, the Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled “Fifth Third Mortgage Loan Trust 2002-FTB1, Mortgage Pass-Through Certificates, Series 2002-FTB1,” or, if established and maintained by a Subservicer on behalf of the Servicer, “[Subservicer’s name], in trust for [Servicer’s name]” or “[Subservicer’s name], as agent, trustee and/or bailee of taxes and insurance custodial account for [Servicer’s name], its successors and assigns, for various owners of interest in [Servicer’s name] mortgage backed pools.”  In the event that a Subservicer employs a subservicer, the Escrow Accounts shall be titled “[name of Subservicer’s subservicer] in trust for [Subservicer’s name].” The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06(d).  The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit P 1 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit P 2 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification shall be furnished to the Depositor and the Trustee.

(b)

The Servicer shall deposit or cause to be deposited in its Escrow Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

(i)  all Escrow Payments collected on account of the related Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)  all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

(c)

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06(d). The Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non interest bearing or that interest paid thereon is insufficient for such purposes.

(d)

Withdrawals from the Escrow Account or Accounts may be made or caused to be made by the Servicer only:

(i)  to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)  to reimburse the Servicer for any Servicing Advances made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)  to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)  for transfer to the related Collection Account to reduce the principal balance of the related Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)  for application to restore or repair of the related Mortgaged Property in accordance with  the procedures outlined in Section 3.09(e);

(vi)  to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in such Escrow Account; and

(vii)  to clear and terminate such Escrow Account on the termination of this Agreement.

(e)

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related Mortgage and the status of Mortgage Guaranty Insurance Policy premiums, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

SECTION 3.07

Access to Certain Documentation and Information Regarding the Mortgage Loans; Inspections.

(a)

The Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by the Servicer.

(b)

The Servicer shall inspect the Mortgaged Properties as often as deemed necessary by the Servicer in such party’s sole discretion, to assure itself that the value of such Mortgaged Property is being preserved.  In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  The Servicer shall keep a written or electronic report of each such inspection.

SECTION 3.08

Permitted Withdrawals from the Collection Accounts and Certificate Account.

(a)

The Servicer may from time to time make withdrawals from the related Collection Account for the following purposes:

(i)  to pay to the Servicer (to the extent not previously retained by the Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account;

(ii)  to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by the Servicer);

(iii)  to reimburse the Servicer for any Nonrecoverable Advance previously made or any amount expended pursuant to Section 3.11(a);

(iv)  to reimburse the Servicer for (A) unreimbursed Servicing Advances, the Servicer’s right to reimbursement pursuant to this clause (A) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees and Excess Servicing Fees as provided in Section 3.11 hereof;

(v)  to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)  to make any payments required to be made pursuant to Section 2.07(g) and Section 7.03;

(vii)  to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(viii)  on the Cash Remittance Date, to withdraw an amount equal to the Available Distribution Amount for such Distribution Date and remit such amount to the Trustee for deposit in the Certificate Account.

(ix)  with respect to each Mortgage Loan covered by a Lender Paid Mortgage Guarantee Insurance Policy, to effect timely payment of the related premiums on such Mortgage Guarantee Insurance Policy, as applicable, pursuant to Section 3.09(c), to the extent not deducted by the Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c); and

(x)  to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 11.01 hereof.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses (i), (ii), (iv), (v) and (ix).  Prior to making any withdrawal from a Collection Account pursuant to subclause (iii) of a Nonrecoverable Advance, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

(b)

The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 2.07).  In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

(i)

to pay to itself Trustee Fees to which it is entitled pursuant to Section 10.05 and any investment income earned for the related Distribution Date;

(ii)

reserved;

(iii)

to withdraw and return to the Servicer for deposit to the applicable Collection Account any amount deposited in the Certificate Account and not required to be deposited therein; and

(iv)

to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 11.01 hereof.

SECTION 3.09

Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance Policy; Claims; Restoration of Mortgaged Property.

(a)

The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated either: “V” or better in the current Best’s Key Rating Guide (“Best’s”) or acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (A) the outstanding principal balance of the Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer shall cause a flood insurance policy to be maintained with respect to such Mortgage Loan.  Such policy shall meet the requirements of the current guidelines of the Federal Insurance Administration and be in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid principal balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the requirements of the Servicer for mortgage loans that it services on its own account.

The Servicer shall cause to be maintained on each Mortgaged Property such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any Mortgage Guaranty Insurance Policy insurer, or as may be required to conform with Accepted Servicing Practices to the extent permitted by the Mortgage Note, the Mortgage or applicable law provided that the Servicer shall not be required to bear the cost of such insurance.

All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice at the origination of such Mortgage Loan in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated: B:III or better in Best’s or acceptable to FNMA or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

Pursuant to Section 3.05, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the related Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with such Servicer’s normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall constitute a Servicing Advance and will be reimbursable to the Servicer to the extent permitted by Section 3.08 hereof.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)

In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.09(a) and otherwise complies with all other requirements of Section 3.09(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.09(a).  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal pursuant to Section 3.08(a).  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.09(a), and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the related Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefor.  Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Trustee.  In connection with its activities as Servicer, the Servicer agrees to present, on behalf of itself, the Depositor and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

(c)

With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% which the Seller represented to be covered by a Mortgage Guaranty Insurance Policy as of the Cut-off Date, the Servicer shall, without any cost to the Depositor or Trustee, maintain or cause the Mortgagor to maintain in full force and effect a Mortgage Guaranty Insurance Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay, the premium thereon on a timely basis, until the loan-to-value ratio of such Mortgage Loan is reduced to 80%, based on either (i) a current appraisal of the Mortgaged Property or (ii) the appraisal of the Mortgaged Property obtained at the time the Mortgage Loan was originated. In the event that such Mortgage Guaranty Insurance Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Mortgage Guaranty Insurance Policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the Mortgage Guaranty Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the Mortgage Guaranty Insurance Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable Mortgage Guaranty Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.10, the Servicer shall promptly notify the insurer under the related Mortgage Guaranty Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Mortgage Guaranty Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Mortgage Guaranty Insurance Policy provided that such required actions are in compliance with all applicable law. If such Mortgage Guaranty Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Mortgage Guaranty Insurance Policy as provided above; provided that under applicable law and the terms of the related Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

With respect to each Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance Policy, the Servicer agrees to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy from amounts on deposit in the Collection Account, or deducted by the Servicer prior to deposit into the applicable Collection Account or pursuant to Section 3.05(c), with respect to such Mortgage Loan.  If amounts on deposit in the Collection Account, or deducted by the Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c), with respect to such Mortgage Loan are not sufficient to pay the premiums on such Mortgage Guaranty Insurance Policy, the Servicer agrees to effect timely payment of such premiums, and such costs shall be recoverable by the Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a).  With respect to each Mortgage Loan covered by a Mortgage Guaranty Insurance Policy that is not Lender Paid, the Servicer agrees to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy, and such costs not otherwise recoverable from the Mortgagor shall be recoverable by the Servicer from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a).

(d)

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Depositor, the Trustee and the Certificateholders, claims to the insurer under any Mortgage Guaranty Insurance Policy in a timely fashion in accordance with the terms of such Mortgage Guaranty Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage Guaranty Insurance Policy respecting defaulted Mortgage Loans. Pursuant to Section 3.05, any amounts collected by the Servicer under any Mortgage Guaranty Insurance Policy shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.08.

(e)

The Servicer need not obtain the approval of the Trustee prior to releasing any Insurance Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

(i)  the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)  the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens; and

(iii)  pending repairs or restoration, the Servicer shall place the Insurance Proceeds in the related Escrow Account.

(f)

If the Trustee is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee.

SECTION 3.10

Enforcement of Due on Sale Clauses; Assumption Agreements.

(a)

The Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance Policy, if any.

(b)

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause or if the exercise of such rights would impair or threaten to impair any recovery under the related Mortgage Guarantee Insurance Policy, if any, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed, except as required pursuant to the terms thereof,

(c)

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

(d)

Subject to the Servicer’s duty to enforce any due-on-sale clause to the extent set forth in this Section 3.10, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person.  In connection with any such assumption, no material term of the Mortgage Note may be changed.  Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith.  The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

SECTION 3.11

Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)

The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  In connection with such foreclosure or other conversion, the Servicer shall take such action as (i) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (ii) shall be consistent with Accepted Servicing Practices, (iii) the Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Trustee and Certificateholders, and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds.  Any funds expended by the Servicer pursuant to this Section 3.11(a) shall be reimbursable in full pursuant to Section 3.08(a)(iii).  The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

Notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by the Servicer. Upon completion of the inspection, the Servicer shall promptly provide the Trustee with a written report of environmental inspection.

In the event the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances and Advances made by the Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property.  If however, the aggregate of such clean up and foreclosure costs, Advances and Servicing Advances are less than or equal to the estimated value of the Mortgaged Property, then the Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to reimburse fully the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.08(a) hereof.  In the event the Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, the Servicer shall be reimbursed for all Advances and Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to Section 3.08(a) hereof, and the Servicer shall have no further obligation to service such Mortgage Loan under the provisions of this Agreement.

(b)

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders.  The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity.  The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee capacity hereunder.  Pursuant to its efforts to sell such REO Property, the Servicer shall in accordance with Accepted Servicing Practices manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Upon request, the Servicer shall furnish to the Trustee on or before each Distribution Date a statement with respect to any REO Property covering the operation of such REO Property for the previous calendar month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous calendar month. That statement shall be accompanied by such other information as the Trustee shall reasonably request and which is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions.  The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date.  The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

To the extent consistent with Accepted Servicing Practices, the Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is equal to the outstanding principal balance of the related Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

(c)

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period.  Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

(d)

The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.  The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees and Excess Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account.  To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

(e)

The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, Servicing Fees and Excess Servicing Fees; second, to reimburse the Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.08(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the per annum rate equal to the related Mortgage Rate reduced by the sum of the related Servicing Fee Rate and the Excess Servicing Fee Rate, and any primary mortgage guaranty insurance fee rate, if applicable, to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan.  Excess proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.14.

(f)

The Servicer, at its option, may (but is not obligated to) purchase from the Trust Fund, (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any related Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, in each case, provided that the Servicer has the right to transfer the related servicing rights without the payment of any compensation to a subservicer.  Any such purchase shall be made by the Servicer with its own funds at a price equal to the Purchase Price for such Mortgage Loan.

SECTION 3.12

Trustee to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee, or the Custodian on its behalf, by delivering, or causing to be delivered a “Request for Release” substantially in the form of Exhibit K.  Upon receipt of such request, the Trustee, or the Custodian on its behalf, shall within three Business Days release the related Mortgage File to the Servicer, and the Trustee shall within three Business Days of the Servicer’s direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.  From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee, or the Custodian on its behalf within three Business Days of delivery to the Trustee, or the Custodian on its behalf of a Request for Release in the form of Exhibit K signed by a Servicing Officer, release the Mortgage File to the Servicer.  Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee, or the Custodian on its behalf, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection Account, in which case the Servicer shall deliver to the Trustee, or the Custodian on its behalf, a Request for Release in the form of Exhibit K, signed by a Servicing Officer.

If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.13

Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Trustee, or the Custodian on its behalf, as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time required to be delivered to the Trustee, or the Custodian on its behalf, pursuant to the terms hereof and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a Collection Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement.  The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

SECTION 3.14

Servicing Fee and Excess Servicing Fee.

(a)

As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the applicable Collection Account or to retain from interest payments on the related Mortgage Loans, the amount of its Servicing Fee and its Excess Servicing Fee, less any amounts in respect of the Servicing Fee and Excess Servicing Fee payable by the Servicer pursuant to Section 3.05(c)(vi).  The Servicing Fee and Excess Servicing Fee are limited to, and payable solely from, the interest portion of such Scheduled Payments collected by the Servicer or as otherwise provided in Section 3.08(a).

(b)

Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02 and the payment of any premiums for insurance required pursuant to Section 3.18) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

SECTION 3.15

Access to Certain Documentation.

The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS and the FDIC.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer.  Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 3.15 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.

SECTION 3.16

Annual Statement as to Compliance.

The Servicer shall deliver to the Depositor, the Rating Agencies and the Trustee, on or before 120 days after the end of the Servicer’s fiscal year, commencing in its 2003 fiscal year, an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

SECTION 3.17

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

On or before 120 days after the end of the Servicer’s fiscal year, commencing in its 2003 fiscal year, the Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans which the Servicer is servicing, including the related Mortgage Loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement.  In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.  Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer’s expense, provided such statement is delivered by the Servicer to the Trustee.

SECTION 3.18

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans (“Servicer Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.18 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA. Upon the request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Trustee.

ARTICLE IV

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01

Priorities of Distribution.

(A)

On each Distribution Date, the Trustee shall determine the amounts to be distributed to each Class of Certificates as follows:

(a)

with respect to the Group I Certificates, from the Available Distribution Amount relating to Loan Group I:

(i)  first, subject to Section 4.01(B) below, to the Group I Certificates, an amount allocable to interest equal to the Interest Distribution Amount for each such Class for such Distribution Date, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)  second, on each Distribution Date, from the Available Distribution Amount for Loan Group I remaining after giving effect to the distributions pursuant to Section 4.01(A)(a)(i) above, to the Class I-A-1 Certificates, the Group I Senior Principal Distribution Amount, until its Class Principal Balance has been reduced to zero.

(b)

with respect to the Group II Certificates, and from the Available Distribution Amount relating to Loan Group II:

(i)

first, subject to Section 4.01(B) below, to the Group II Certificates, an amount allocable to interest equal to the Interest Distribution Amount for each such Class for such Distribution Date, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)

second, on each Distribution Date, from the Available Distribution Amount for Loan Group II remaining after giving effect to the distributions pursuant to Section 4.01(A)(b)(i) above, sequentially, first, to the Class AR Certificates, and second, to the Class II-A-1 Certificates, the Group II Senior Principal Distribution Amount, until the respective Class Principal Balance of each such Class has been reduced to zero.

(c)

with respect to the Group III Certificates, and from the Available Distribution Amount relating to Loan Group III:

(i)

first, subject to Section 4.01(B) below, to the Group III Certificates, an amount allocable to interest equal to the Interest Distribution Amount for each such Class for such Distribution Date, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)

second, on each Distribution Date, from the Available Distribution Amount for Loan Group III remaining after giving effect to the distributions pursuant to Section 4.01(A)(c)(i) above, to the Class III-A-1 Certificates, the Group III Senior Principal Distribution Amount, until its Class Principal Balance has been reduced to zero.

(d)

with respect to the Group IV Certificates, from the Available Distribution Amount relating to Loan Group IV:

(i)

first, subject to Section 4.01(B) below, to the Group IV Certificates, an amount allocable to interest equal to the Interest Distribution Amount for each such Class for such Distribution Date, any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)

second, on each Distribution Date, from the Available Distribution Amount for Loan Group IV remaining after giving effect to the distributions pursuant to Section 4.01(A)(d)(i) above, to the Group IV Certificates, the Group IV Senior Principal Distribution Amount, until its Class Principal Balance has been reduced to zero.

(e)

with respect to the Group V Certificates, from the Available Distribution Amount relating to Loan Group V:

(i)

first, subject to Section 4.01(B) below, to the Group V Certificates, an amount allocable to interest equal to the Interest Distribution Amount for each such Class for such Distribution Date, any shortfall being allocated pro rata between such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)

second, on each Distribution Date, from the Available Distribution Amount for Loan Group V remaining after giving effect to the distributions pursuant to Section 4.01(A)(e)(i) above, to the Class V-A-1 Certificates, the Group V Senior Principal Distribution Amount, until its Class Principal Balance has been reduced to zero.

(f)

with respect to the Group C-B and Class AR Certificates, from the Available Distribution Amount remaining after the distributions pursuant to Sections 4.01(A)(a), (b), (c), (d) and (e) above, subject to Sections 4.01(B) and (C) below, and further subject to any payments to the Group I, Group II, Group III, Group IV and Group V Certificates as described in Section 4.06, to the following Classes in the following order of priority:

(i)

first, to the Class C-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(ii)

second, to the Class C-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-1 Certificates has been reduced to zero;

(iii)

third, to the Class C-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(iv)

fourth, to the Class C-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-2 Certificates has been reduced to zero;

(v)

fifth, to the Class C-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(vi)

sixth, to the Class C-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-3 Certificates has been reduced to zero;

(vii)

seventh, to the Class C-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(viii)

eighth, to the Class C-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-4 Certificates has been reduced to zero;

(ix)

ninth, to the Class C-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(x)

tenth, to the Class C-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-5 Certificates has been reduced to zero;

(xi)

eleventh, to the Class C-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xii)

twelfth, to the Class C-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Principal Balance of Class C-B-6 Certificates has been reduced to zero;

(xiii)

thirteenth, to the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, in that order, up to an amount of unreimbursed Realized Losses previously allocated to that Class, if any; provided, however, that any distribution pursuant to this Section 4.01(A)(f)(xiii) shall not result in a further reduction of the Class Principal Balance of any of the Group C-B Certificates; and

(xiv)

to the Class AR Certificates, any remaining Available Distribution Amount.

(B)

On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Certificates shall be reduced by the Trustee by the related Class’ pro rata share (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(B)) of (i) Net Prepayment Interest Shortfalls for Mortgage Loans in the related Loan Group for such Distribution Date; and (ii) (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that was the subject of Special Hazard Loss during the related Prepayment Period, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan that became subject to a Bankruptcy Loss during the related Prepayment Period, the interest portion of the related Debt Service Reduction or a reduction of interest resulting from a Deficient Valuation, (C) each Relief Act Reduction for any Mortgage Loan incurred during the related Prepayment Period and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan that became a Fraud Loan during the related Prepayment Period the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.  For purposes of calculating the reduction of the Interest Distribution Amount for each Class of Group C-B Certificates with respect to each Loan Group such reduction shall be based on the amount of interest accruing at the Net WAC Rate for such Loan Group on such Class’ proportionate share, based on the Class Principal Balance of the related Subordinate Component Balance for that Distribution Date.

(C)

With respect to each Class of Group C-B Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments will be made to any Class or Classes of Group C-B Certificates junior to such Class (the “Restricted Classes”) and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments will be allocated among the remaining Classes of Group C-B Certificates, pro rata, based upon their respective Class Principal Balances.

SECTION 4.02

Allocation of Losses.

(A)

(a)  Realized Losses on the Mortgage Loans incurred during a calendar month shall be allocated by the Trustee to the Classes of Certificates on the Distribution Date in the next calendar month as follows:

(i)  any Realized Loss, other than an Excess Loss, shall be allocated first, to the Group C-B Certificates in decreasing order of their alphanumerical Class designations (beginning with the Class C-B-6 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, and second, to the Senior Certificates of the related Certificate Group (other than the Notional Amount Certificates), pro rata, on the basis of their respective Class Principal Balances; and

(ii)  Excess Losses for Mortgage Loans in Loan Group I, Loan Group II, Loan Group III, Loan Group IV and Loan Group V will be allocated pro rata among all Group I, Group II, Group III, Group IV and Group V Certificates (other than the Notional Amount Certificates) and the Group C-B Certificates based on their respective Class Principal Balances.

(b)

On each Distribution Date, if the aggregate Class Principal Balance of all Certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and will be allocated by the Trustee to the most junior Class of Group C-B Certificates then outstanding.

(c)

Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Principal Balance of a Class of Certificates pursuant to Section 4.02(b) shall be allocated by the Trustee among the Certificates of such Class in proportion to their respective Certificate Balances.

(d)

Any allocation by the Trustee of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to Section 4.02(b) shall be accomplished by reducing the Certificate Balance thereof, immediately following the distributions made on the related Distribution Date in accordance with the definition of “Certificate Balance.”

SECTION 4.03

[Reserved].

SECTION 4.04

Monthly Statements to Certificateholders.

(a)

Not later than each Distribution Date, the Trustee shall prepare and cause to be made available to each Certificateholder, the Servicer, the Depositor and each Rating Agency, a statement setting forth with respect to the related distribution, the items listed in Exhibit S, other than items (i)(j), (ii)(j), (v)(t), (v)(aa), (v)(bb), (v)(cc), (vi)(a), (vi)(b), (vi)(c), (vi)(d), (vii)(a), (vii)(b), (vii)(c), (vii)(d), (vii)(e), (vii)(f) and (vii)(g).

The Trustee’s responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Servicer which shall be provided as required in Section 4.05.

On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.  In connection with providing the information specified in this Section 4.04 to Bloomberg, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Seller, to the extent, in the manner and subject to the limitations provided in Section 10.05, it being understood that the Servicer’s indemnification obligation pursuant to this Section 4.04(a) shall arise only with respect to information provided by the Servicer.  The Trustee will also make the monthly statements to Certificateholders available each month to each party referred to in Section 4.04(a) via the Trustee’s website.  The Trustee’s website can be accessed at http://www.JPMorgan.com/absmbs or at such other site as the Trustee may designate from time to time.  Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at 877-722-1095.  The Trustee shall have the right to change the way the reports referred to in this Section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders.  The Trustee shall provide timely and adequate notification to all above parties and to the Certificateholders regarding any such change.  The Trustee may fully rely upon and shall have no liability with respect to information provided by the Servicer.

(b)

Upon request, within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in items (i)(c), (i)(d), (i)(g), (i)(k), (ii)(c), (ii)(d), (ii)(g), (v)(a), (v)(b), (v)(l), (v)(m) and (v)(n) of Exhibit S aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.05

Servicer to Cooperate.

The Servicer shall provide to the Trustee the information set forth in Exhibit G in such form as the Trustee shall reasonably request with respect to each Mortgage Loan serviced by the Servicer no later than twelve noon no later than seven calendar days prior to the related Distribution Date, to enable the Trustee to calculate the amounts to be distributed to each Class of certificates and otherwise perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.06

Cross-Collateralization; Adjustments to Available Funds

(a)

On each Distribution Date prior to the Credit Support Depletion Date, but after the date on which the aggregate Class Principal Balance of the Group I, Group II, Group III, Group IV or Group V Certificates has been reduced to zero, the Trustee shall distribute the principal portion of Available Distribution Amount on the Mortgage Loans relating to such Senior Certificates that will have been paid in full, to the holders of the Senior Certificates of the other Certificate Groups, pro rata, based on Class Principal Balances, provided, however, that the Trustee shall not make such distribution on such Distribution Date if (a) the Group C-B Percentage for such Distribution Date is greater than or equal to 200% of such Group C-B Percentage as of the Closing Date and (b) the average Stated Principal Balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months, as a percentage of the related Subordinate Component Balance, is less than 50%.

(b)

If on any Distribution Date the Class Principal Balance of the Group I, Group II, Group III, Group IV or Group V Certificates is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (the “Undercollateralized Group”), then the Trustee shall reduce the Available Distribution Amount of the other Loan Groups that are not undercollateralized (the “Overcollateralized Group”), as follows:

(1)

to add to the Available Distribution Amount of each Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Principal Transfer Amount of the Undercollateralized Group at the Net WAC Rate applicable to the Undercollateralized Group(s) and (b) Available Distribution Amount of the Overcollateralized Group(s) remaining after making interest distributions to the Senior Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.01; and

(2)

to the Senior Certificates of each Undercollateralized Group, to the extent of the principal portion of Available Distribution Amount of the Overcollateralized Group(s) remaining after making interest and principal distributions to the Senior Certificates of the Overcollateralized Group(s) on such Distribution Date pursuant to Section 4.01 and any cross-collateralization payments pursuant to Section 4.06(b)(1) above, until the Class Principal Balance of the Senior Certificates of such Undercollateralized Group(s) equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group(s), any shortfalls and payments of such Available Distribution Amount to be allocated among such Undercollateralized Group(s), pro rata, based upon the respective Principal Transfer Amounts.

(c)

If more than one Overcollateralized Group exists on any Distribution Date, reductions in the Available Distribution Amount of such Groups to make the payments required to be made pursuant to Section 4.06(b) on such Distribution Date shall be made pro rata, based on the extent to which such Overcollateralized Groups are overcollateralized.

ARTICLE V

ADVANCES BY THE SERVICER

SECTION 5.01

Advances by the Servicer.

The Servicer shall deposit in the related Collection Account as Advances an amount equal to all Scheduled Payments (with interest at the Mortgage Rate less the sum of the Servicing Fee Rate and the Excess Servicing Fee Rate) which were due on the Mortgage Loans serviced by it during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date.  The Servicer’s obligation to make such Advances as to any related Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Mortgage Loan, or through the date that the related Mortgaged Property has, in the judgment of the Servicer, been completely liquidated. The Servicer shall not be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

To the extent required by Accepted Servicing Practices, the Servicer shall be obligated to make Advances in accordance with the provisions of this Agreement; provided, however, that such obligation with respect to any related Mortgage Loan shall cease if the Servicer determines, in its reasonable opinion, that Advances with respect to such Mortgage Loan are Nonrecoverable Advances. In the event that the Servicer determines that any such advances are Nonrecoverable Advances, the Servicer shall provide the Trustee with a certificate signed by a Servicing Officer evidencing such determination.

If an Advance is required to be made hereunder, the Servicer shall on the Cash Remittance Date either (i) deposit in the Collection Account from its own funds an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.01, used by the Servicer to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in a Collection Account for future distribution and so used shall be replaced by the Servicer from its own funds by deposit in such Collection Account on or before any future Distribution Date in which such funds would be due.

ARTICLE VI

THE CERTIFICATES

SECTION 6.01

The Certificates.

The Certificates shall be in substantially the forms set forth in Exhibits A, B, C, D, E and F hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Principal Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

SECTION 6.02

Registration of Transfer and Exchange of Certificates.

(a)

The Trustee shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of transfer of any Certificate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

(b)

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trustee set forth in Section 6.06.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

(c)

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

(d)

All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee’s customary procedures.

(e)

No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification.  Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and such laws, in order to assure compliance with the 1933 Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit L (the “Transferor Certificate”) and (i) deliver a letter in substantially the form of either (A) Exhibit M 1 (the “Investment Letter”), provided that all of the Private Certificates of a Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M 2 (the “Rule 144A Letter”) or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the 1933 Act.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A.  The Trustee shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(f)

No transfer of an ERISA-Restricted Certificate shall be made to any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, to a trustee or other person acting on behalf of any such plan, or to any other person using “plan assets” to effect such acquisition, unless the prospective transferee of a Certificate provides the Trustee with (i) in the case of an ERISA-Restricted Certificate that has been the subject of an ERISA-Qualifying Underwriting, a certification as set forth in item (d) of Exhibit M-1 or M-2 or item 15 of Exhibit N and in the case of any other ERISA-Restricted Certificate, a certification as set forth in item d(i) of Exhibit M-1 or M-2 or item 15(a) of Exhibit N; or (ii) an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA-Restricted Certificate by, on behalf of or with “plan assets” of such plan is permissible under applicable local law, would not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor, the Trustee or the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability.  The Trustee shall require, where applicable, that such prospective transferee certify to the Trustee in writing the facts establishing that such transferee is not such a plan and is not acting on behalf of or using “plan assets” of any such plan to effect such acquisition.  A certification as set forth in item (d) of Exhibit M-1 or Exhibit M-2 or item 15 of Exhibit N in the case of an ERISA-Restricted Certificate that has not been the subject of an ERISA-Qualifying Underwriting, will be deemed to have been made by acceptance of a beneficial ownership interest in any ERISA-Restricted Certificate in book-entry form.  Any transfer with respect to which the foregoing representation is not true shall be void ab initio.

(g)

Additional restrictions on transfers of the Class AR Certificates to Disqualified Organizations are set forth below:

(i)  Each Person who has or who acquires any ownership interest in a Class AR Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class AR Certificate are expressly subject to the following provisions:

(A)

Each Person holding or acquiring any ownership interest in a Class AR Certificate shall be other than a Disqualified Organization and shall promptly notify the Trustee of any change or impending change in its status as other than a Disqualified Organization.

(B)

In connection with any proposed transfer of any ownership interest in a Class AR Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the transfer of a Class AR Certificate until its receipt of (1) an affidavit and agreement (a “Transferee Affidavit and Agreement” attached hereto as Exhibit N) from the proposed transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that it is not a non U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class AR Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class AR Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit O, from the Holder wishing to transfer a Class AR Certificate, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

(C)

Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trustee has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class AR Certificate to such proposed transferee shall be effected.

(D)

Each Person holding or acquiring any ownership interest in a Class AR Certificate agrees, by holding or acquiring such ownership interest, to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit O.

(ii)  The Trustee shall register the transfer of any Class AR Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit O and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

(iii)  (A)

If any Disqualified Organization shall become a Holder of a Class AR Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class AR Certificate.  If any non U.S. Person shall become a Holder of a Class AR Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non U.S. Person of such Class AR Certificate. If a transfer of a Class AR Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E 1 or Section 1.860G 3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class AR Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Class AR Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

(B)

If any purported transferee of a Class AR Certificate shall become a Holder of a Class AR Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class AR Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Class AR Certificate, to sell such Class AR Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose.  Such purported transferee shall promptly endorse and deliver a Class AR Certificate in accordance with the instructions of the Depositor.  Such purchaser may be the Depositor itself or any affiliate of the Depositor.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class AR Certificate as a result of its exercise of such discretion.

(iv)  The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class AR Certificate to any Person who is not other than a Disqualified Organization, including the information regarding “excess inclusions” of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D 1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Servicer from such Person.

(v)  The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Depositor, provided that there shall have been delivered to the Trustee the following:

(A)

written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then current rating of the Certificates; and

(B)

a certificate of the Depositor stating that the Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (i) the Trust Fund may be subject to an entity level tax caused by the transfer of a Class AR Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC related tax caused by the transfer of applicable Class AR Certificate to a Person which is not other than a Disqualified Organization.

(vi)  The following legend shall appear on each Class AR Certificate:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 512 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS AR CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS AR CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(h)

The Trustee shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trustee shall not register the transfer of any Class AR Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Class AR Certificate as set forth in this Section 6.02.

SECTION 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund.  In connection with the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.  Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 6.04

Persons Deemed Owners.

Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Trustee and any agent of the Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Servicer, the Trustee, nor any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

SECTION 6.05

Access to List of Certificateholders’ Names and Addresses.

(a)

If three or more Certificateholders (i) request in writing from the Trustee a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders.  The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trustee.  Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

(b)

The Servicer, so long as it is a servicer hereunder, the Seller and the Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trustee promptly upon request.

SECTION 6.06

Maintenance of Office or Agency.

The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.  The Trustee initially designates its Corporate Trust Office as its office for such purpose.  The Trustee will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

SECTION 6.07

Book Entry Certificates.

Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder’s interest in the Certificates, except as provided in Section 6.09.  Unless and until definitive, fully registered Certificates (“Definitive Certificates”) have been issued to the Beneficial Holders pursuant to Section 6.09:

(a)

the provisions of this Section 6.07 shall be in full force and effect with respect to the Book-Entry Certificates;

(b)

the Depositor and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

(c)

to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

(d)

the rights of the Beneficial Holders of the Book-Entry Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants.  Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates.  The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

SECTION 6.08

Notices to Clearing Agency.

Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

SECTION 6.09

Definitive Certificates.

If (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of Book-Entry Certificates evidencing not less than 66-2/3% of the aggregate Class Principal Balance of the Book-Entry Certificates advise the Trustee in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to the Book-Entry Certificates, the Trustee shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates.  Upon surrender to the Trustee of such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall authenticate and deliver the Definitive Certificates.  Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

ARTICLE VII

THE DEPOSITOR, THE SELLER AND THE SERVICER

SECTION 7.01

Liabilities of the Seller, the Depositor and the Servicer.

The Depositor, the Seller and the Servicer shall be liable under this Agreement to any other party to this Agreement, only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 7.02

Merger or Consolidation of the Seller, the Depositor and the Servicer.

Subject to the immediately succeeding paragraph, the Depositor, the Seller and the Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, the Seller or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Seller or the Servicer, shall be the successor of the Depositor, the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that except in connection with a transfer of servicing pursuant to Section 7.04(c) hereof, the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

Notwithstanding anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, however, that the Servicer gives the Depositor and the Trustee notice of such assignment; and provided further, (a) except in connection with a transfer of servicing pursuant to Section 7.04(c) hereof, that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and (b) such purchaser or transferee executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement; and provided further, except in respect of any transfer of servicing pursuant to Section 7.04(c) hereof, that each of the Rating Agencies acknowledge that its rating of the Certificates in effect immediately prior to such assignment will not be qualified or reduced as a result of such assignment and delegation.  In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Servicer shall remain liable for all liabilities and obligations incurred by it as the Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

SECTION 7.03

Limitation on Liability of the Seller, the Depositor, the Servicer and Others.

None of the Depositor, the Servicer, the Seller nor any of the directors, officers, employees or agents of the Depositor, the Servicer or the Seller shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or the Seller against any breach of representations or warranties made by it herein or protect the Depositor, the Servicer or the Seller or any such director, officer, employee or agent from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Servicer and the Seller and any director, officer, employee or agent of the Depositor, the Servicer or the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Servicer and the Seller and any director, officer, employee or agent of the Depositor, the Servicer or the Seller shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  None of the Depositor, the Servicer or the Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Servicer or the Seller may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder; provided, however, that in the event the Servicer agrees, at the request of the Seller, to act on behalf of the Seller in any dispute or litigation that is not incidental to such Servicer’s duties hereunder and that relates to the origination of a Mortgage Loan, the Seller shall pay all expenses associated with the management and defense of such claim.

SECTION 7.04

Servicer Not to Resign; Transfer of Servicing.

The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the Mortgage Loans, or (ii) upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination under clause (ii) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation shall become effective until the successor servicer shall have assumed the Servicer’s responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

SECTION 7.05

Seller and Servicer May Own Certificates.

Each of the Seller and the Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or the Servicer.

ARTICLE VIII

DEFAULT

SECTION 8.01

Events of Default.

“Event of Default”, wherever used herein, and as to the Servicer, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)

 any failure by the Servicer to remit to the Certificateholders or to the Trustee any payment other than an Advance required to be made by the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

(b)

any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (except as set forth in (c) and (g) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

(c)

if a representation or warranty set forth in Section 2.03 hereof made solely in its capacity as the Servicer shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 90 days after the date on which written notice thereof shall have been given to the Servicer and the Seller by the Trustee for the benefit of the Certificateholders or by the Depositor; or

(d)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(e)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

(f)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(g)

any failure of the Servicer to make any Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trustee pursuant to Section 5.01, which failure continues unremedied after 5 p.m., New York City time, on the Business Day immediately following the Servicer’s receipt of such notice.

If an Event of Default due to the actions or inaction of the Servicer described in clauses (a) through (f) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08).

If an Event of Default described in clause (g) shall occur, if the Servicer has failed to make any Advance, the Trustee shall prior to the next Distribution Date, immediately make such Advance and terminate the rights and obligations of the Servicer, as applicable, hereunder and succeed to the rights and obligations of the Servicer (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08) as applicable, hereunder pursuant to Section 8.02, including the obligation to make Advances on such succeeding Distribution Date pursuant to the terms hereof.

SECTION 8.02

Trustee to Act; Appointment of Successor.

On and after the time the Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.04 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided that the Trustee shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Servicer and shall not effect any repurchases or substitutions of any Mortgage Loan.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the related Collection Account if the Servicer had continued to act hereunder (except that the terminated or resigning Servicer shall retain the right to be reimbursed for advances (including, without limitation, Advances and Servicing Advances) theretofore made by the Servicer with respect to which it would be entitled to be reimbursed as provided in Section 3.08 if it had not been so terminated or resigned as Servicer).  Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 8.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer, provided that such successor to the Servicer shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Servicer.  Pending appointment of a successor to the Servicer hereunder, the Trustee, unless it is prohibited by law from so acting, shall act in such capacity as provided herein.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder.  The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it.

If the Servicer is terminated it shall, at the request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use commercially reasonable efforts to effect the orderly and efficient transfer and assignment of each Sub-Servicing Agreement, but only to the extent of the Mortgage Loans serviced thereunder, to the assuming party.  Notwithstanding anything to the contrary contained herein, the termination of the Servicer under this Agreement shall not extend to any Sub-Servicer meeting the requirements of Section 3.02(a) and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

The Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of the terminated Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or (iii) deliver the Mortgage Loan to the Trustee as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

Any successor to the Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 3.09(b) hereof.

Notwithstanding any termination of the Servicer hereunder, such Servicer shall be entitled to receive prior to transfer of its servicing obligations hereunder, payment of all accrued and unpaid Servicing Fees and Excess Servicing Fees and reimbursed for all outstanding Advances and Servicing Advances.

SECTION 8.03

Notification to Certificateholders.

(a)

Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Depositor, and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

(b)

Within two Business Days after the occurrence of any Event of Default, the Trustee shall transmit by mail to the Depositor and all Certificateholders, and the Rating Agencies notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

SECTION 8.04

Waiver of Events of Default.

The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (g) of Section 8.01 may be waived, only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 12.01(b)(i), (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been cured and remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE IX

[RESERVED]

ARTICLE X

CONCERNING THE TRUSTEE

SECTION 10.01

Duties of Trustee.

The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.  Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

The Trustee shall be responsible, from its fee, for all costs related to S&P’s annual surveillance fee of the Fifth Third Mortgage Loan Trust 2002-FTB1, Mortgage Pass-Through Certificates, Series 2002-FTB1 transaction.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)

prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)

the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

(c)

the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

(d)

no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

The Trustee shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account.

Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from the Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 10.02

Certain Matters Affecting the Trustee.

(a)

Except as otherwise provided in Section 10.01:

(i)  the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)  the Trustee may consult with counsel, financial advisors or accountants and any advice of such Persons or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

(iii)  the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)  the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)  prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Servicer in the event that such investigation relates to an Event of Default by the Servicer if an Event of Default by the Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

(vi)  the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)  the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)  the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement except as provided in Section 3.05(e);

(ix)  the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(x)  The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 10.03

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document.  The Trustee shall not be accountable for the use or application by the Depositor, the Seller or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Seller or the Servicer.  The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 10.04

Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

SECTION 10.05

Trustee’s Fees and Expenses.

As compensation for its services hereunder, the Trustee shall be entitled to withdraw from the Certificate Account (i) the amount of the Trustee Fee, if applicable, pursuant to Section 3.08(b)(i) for each Mortgage Loan prior to any distributions on the Certificates and (ii) the earnings on amounts on deposit therein pursuant to Section 3.08(b)(i) prior to any distributions on the Certificates.  The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Seller and held harmless (up to a maximum of $150,000) against any loss, liability or expense (including reasonable attorney’s fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, (c) the Custodial Agreement, or (d) the performance of any of the Trustee’s duties hereunder or under the Custodial Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Servicer.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.  Without limiting the foregoing, the Seller covenants and agrees, except as otherwise agreed upon in writing by the Seller and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, to pay or reimburse the Trustee (up to a maximum of $150,000), for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  In addition, the Seller covenants and agrees, to pay or reimburse the Trustee for recertification fees required to be paid by the Trustee pursuant to a Custodial Agreement.  In addition, the Seller covenants and agrees to pay or reimburse the Trustee for any payments required to be paid by the Trustee pursuant to Sections 7 and 24 of the Custodial Agreement dated as of December 1, 2002 by and among JPMorgan Chase Bank, as Trustee, and JPMorgan Chase Bank, as Custodian.  Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 10.06

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (c) with respect to every successor Trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least Baa3 or better by Moody’s and BBB or better by Standard & Poor’s or (ii) whose serving as trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates.  If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07

Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor and the Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and (b) acceptance by a successor Trustee in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor Trustee.  The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates.  Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trustee may, at the Trust Fund’s expense, petition any court of competent jurisdiction for the appointment of a successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 10.08 hereof.

SECTION 10.08

Successor Trustee.

Any successor trustee appointed as provided in Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee as provided in this Section 10.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 10.09

Merger or Consolidation of Trustee.

Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 10.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 10.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.  If the Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 10.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)

all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(b)

no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(c)

the Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  The Trustee shall not be responsible for any action or inaction of any separate trustee or co-trustee.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 10.11

Office of the Trustee.

The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

SECTION 10.12

Tax Return.

The Servicer, upon request, will furnish the Trustee with all such information related to the Mortgage Loans in the possession of the Servicer as may be reasonably required in connection with the preparation by the Trustee of all tax and information returns of the Trust Fund, and the Trustee shall sign such returns.  The Servicer shall indemnify the Trustee for all reasonable costs, including legal fees and expenses, related to errors in such tax returns due to errors only in such information provided by the Servicer.

SECTION 10.13

Filings.

(a)

The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. In connection with the preparation and filing of such periodic reports, the Depositor and the Servicer shall timely provide to the Trustee all material information requested by the Trustee and reasonably available to them which is required to be included in such reports. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee’s inability or failure to obtain any information not resulting from its own negligence or willful misconduct.  This Section 10.13 may be amended at any time by the Depositor, the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders.

(b)

The Servicer shall prepare, execute and deliver to the Trustee no later than March 15 of each year in which a 10-K is filed with the Securities and Exchange Commission for the Trust, a certification in the form attached as Exhibit T hereto as required under the Section 302(a) of the Sarbanes-Oxley Act of 2002 (as such may be amended from time to time) and any rules and regulations promulgated with respect thereto.  On or prior to the Servicer delivering such certification, the Trustee shall deliver to the Servicer the certification set forth in Exhibit R hereto.  The forms of certification attached as Exhibit R and Exhibit T hereto are subject to revision so as to conform to any amendments made to the Sarbanes-Oxley Act of 2002 or to any rules and regulations promulgated thereto; provided, however, in the event (i) any such revision serves to expand (except in any non-material respect) the scope or subject matter covered in the original form of certification and (ii) such additional coverage is not within the direct knowledge or control of the Servicer but is within the direct knowledge or control of the Depositor and/or the Trustee, then the Servicer shall be entitled to one or more back-up certifications from the aforementioned parties, as appropriate, in form and substance reasonably acceptable to the Servicer, the Depositor and the Trustee with respect to the additional coverage within the direct knowledge or control of such respective parties.

ARTICLE XI

TERMINATION

SECTION 11.01

Termination upon Liquidation or Purchase of all Mortgage Loans.

The obligations and responsibilities of the Servicer, the Seller, the Depositor and the Trustee created hereby shall terminate upon the earlier of:

(i)  the purchase by the Terminating Entity at its election, of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining, which purchase right the Terminating Entity may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the “Optional Termination Date”) on or after the date on which the aggregate Stated Principal Balance of the Mortgage Loans at the time of the purchase is equal to 5% or less of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;

(ii)  the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

In no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 12 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement or (ii) the Distribution Date in November 2032 (the “Latest Possible Maturity Date”).

The Mortgage Loan Purchase Price for any such Optional Termination shall be equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in each Loan Group (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the Net Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date and (ii) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case.

SECTION 11.02

Procedure Upon Optional Termination.

(a)

In case of any Optional Termination pursuant to Section 11.01, the Terminating Entity shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee of the Optional Termination Date and of the applicable purchase price of the Mortgage Loans to be purchased.  The Trustee shall give notice to the Rating Agencies of election to purchase the Mortgage Loans pursuant to Section 11.01 hereof and of the Optional Termination Date.

(b)

Any purchase of the Mortgage Loans by the Terminating Entity shall be made on the Optional Termination Date by deposit of the applicable purchase price into the Certificate Account before the Distribution Date on which such purchase is effected.  Upon receipt by the Trustee of an Officer’s Certificate of the Terminating Entity certifying as to the deposit of such purchase price into the Certificate Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Terminating Entity execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Terminating Entity to vest title in the Terminating Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating Entity the purchased Mortgage Loans.  Any distributions on the Mortgage Loans which have been subject to an Optional Termination received by the Trustee subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Terminating Entity.

(c)

Notice of the Distribution Date on which the Servicer anticipates that the final distribution shall be made (whether upon Optional Termination or otherwise), shall be given promptly by the Servicer to the Trustee and by the Trustee by first class mail to Holders of the affected Certificates.  Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the Optional Termination Date or date of final distribution, as the case may be.  Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

(d)

In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

SECTION 11.03

Additional Termination Requirements.

(a)

In the event the Terminating Entity exercises its purchase option pursuant to Section 11.01(i) and there are no remaining outstanding Mortgage Loans in the Trust Fund after giving effect to such purchase option, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of any REMIC created hereunder, as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)  within 90 days prior to the final Distribution Date set forth in the notice given by Terminating Entity under Section 11.02, the Trustee shall adopt a plan of complete liquidation of Subsidiary REMIC 1; and

(ii)

at or after the time of adoption of any such plan of complete liquidation for Subsidiary REMIC 1, at or prior to the final Distribution Date, the Trustee shall sell all of the assets of Subsidiary REMIC 1, to the Depositor for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of such REMIC prior to the close of that calendar quarter.

(b)

Upon the exercise of an Optional Termination by Terminating Entity in respect of Subsidiary REMIC 1 pursuant to paragraph (a) of this Section, the Master REMIC and Subsidiary REMIC 2 shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of the REMIC, as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)  concurrently with the adoption of the plan of complete liquidation of the Subsidiary REMIC 1, as set forth in paragraph (a) of this Section, the Trustee shall adopt a plan of complete liquidation of the Master REMIC and Subsidiary REMIC 2; and

(ii)  at or after the time of adoption of any such plan of complete liquidation for the Master REMIC and Subsidiary REMIC 2, at or prior to the final Distribution Date of the Subsidiary REMIC 1, the Trustee shall sell all of the assets of the Master REMIC and Subsidiary REMIC 2 to the Depositor for cash (other than the REMIC regular interest held by such REMIC); provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Master REMIC prior to the close of that calendar quarter.

ARTICLE XII

MISCELLANEOUS PROVISIONS

SECTION 12.01

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders,

(i)  to cure any error or ambiguity,

(ii)  to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or in the Prospectus Supplement,

(iii)  to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

(iv)  in connection with the appointment of a successor servicer, to modify, eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates; or

(v)  to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event.  Any Amendment pursuant to Section 12.01(a)(v) shall be deemed not to adversely affect in any material respect the interests of any Certificateholder if a letter is obtained from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

(b)

This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66 2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66 2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in Section 11.01(a) relating to optional termination of the Trust Fund or (v) modify the provisions of this Section 12.01.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(c)

Promptly after the execution of any amendment to this Agreement, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(d)

Prior to the execution of any amendment to this Agreement, the Trustee shall receive and be entitled to conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s own rights, duties or immunities under this Agreement.

SECTION 12.02

Recordation of Agreement; Counterparts.

(a)

This Agreement (other than Schedule I) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere.  Such recordation, if any, shall be effected by the Depositor at its expense, but only upon direction by the Trustee (acting at the direction of the holders of Certificates evidencing a majority of the aggregate Class Principal Balance) accompanied by an Opinion of Counsel (at the Depositor’s expense) to the effect that non-recordation materially and adversely affects the interests of the Certificateholders.

(b)

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 12.03

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.04

Intention of Parties.

(a)

It is the express intent of the Depositor, the Seller, the Servicer and the Trustee that (i) the conveyance by DLJMC of the Mortgage Loans to the Depositor pursuant to the Assignment and Assumption Agreement and (ii) the conveyance by the Depositor to the Trustee as provided for in Section 2.01 of each of the Seller’s and the Depositor’s right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by DLJMC to the Depositor of the Mortgage Loans and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders.  Further, it is not intended that any conveyance be deemed to be a pledge of the Mortgage Loans by DLJMC to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation.  However, in the event that the Mortgage Loans are held to be property of DLJMC or the Depositor, as applicable, or if for any reason the the Assignment and Assumption Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by the Seller and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller’s, and the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Qualified Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Collection Account; (E) all amounts payable after the Cut off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a “possession by the secured party”, or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 8-106, 8-301, 9-106, 9-313 and 9-314, thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.  “Secured Obligations” means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement and (ii) all other obligations of each Seller and the Depositor under this Agreement and the Assignment and Assumption Agreement.

(b)

The Seller and the Depositor, and, at the Depositor’s direction, the Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable.  The Depositor shall prepare and file, at the Servicer’s expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of the Servicer or the Depositor in any Mortgage Loan.

SECTION 12.05

Notices.

In addition to other notices provided under this Agreement, the Trustee shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention:  Kari S. Roberts (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Bruce Kaiserman); (ii) in the case of the Trustee, the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Christine Lachnicht; (iv) in the case of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York  10041; and (v) in the case of Fifth Third, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, Attn:  Stephen Johnson, Vice President, Marketing, with a copy to Fifth Third’s General Counsel or such other address as may hereafter be furnished to the Depositor and the Trustee by FTMC in writing.  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

SECTION 12.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.07

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.08

Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 12.09

Protection of Assets.

Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

(i)

borrow money or issue debt;

(ii)

merge with another entity, reorganize, liquidate or sell assets; or

(iii)

engage in any business or activities.

Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until 366 days after the Certificates have been paid.

IN WITNESS WHEREOF, the Depositor, the Seller, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the first day of December 2002.

CREDIT SUISSE FIRST BOSTON MORTGAGE

ACCEPTANCE CORP., as Depositor

By:  /s/ John P. Graham

Name:  John P. Graham

Title:    Vice President

FIFTH THIRD MORTGAGE COMPANY,

as Seller and Servicer

By:  /s/ Stephen Johnson

Name:  Stephen Johnson

Title:    VP Secondary Mortgage

JPMORGAN CHASE BANK,

as Trustee

By:  /s/ Mark Volosov

Name:  Mark M. Volosov

Title:    Trust Officer

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On this 18th day of December 2002, before me, personally appeared John Graham, known to me to be a Vice President of Credit Suisse First Boston Mortgage Acceptance Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina M. Capato

                  Notary Public

[NOTARIAL SEAL]

STATE OF OHIO

)

: ss.:

COUNTY OF HAMILTON

)

On the 18th day of December 2002, before me, personally appeared Stephen Johnson, known to me to be a Vice President of Fifth Third Mortgage Company, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kathleen Carol Embry

                  Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On the 18th day of December 2002 before me, a Notary Public in and for said State, personally appeared Mark Volosov, known to me to be a Trust Officer of JPMorgan Chase Bank, the New York banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina M. Capato

                  Notary Public

[NOTARIAL SEAL